                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

================================================================================


                        ISUZU AUTO OWNER TRUST 2001-1,
                                  as Issuer,

                       POOLED AUTO SECURITIES SHELF LLC,
                                 as Depositor,

                     ISUZU MOTORS ACCEPTANCE CORPORATION,
                        as Seller and Master Servicer,

                                      and

                     THE CIT GROUP/SALES FINANCING, INC.,
                                as Subservicer

                     _____________________________________

                         SALE AND SERVICING AGREEMENT

                           Dated as of April 1, 2001

                     _____________________________________



================================================================================

                               TABLE OF CONTENTS

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                                                    ARTICLE ONE

                                                    DEFINITIONS

Section 1.01. General Definitions..........................................................................       1
Section 1.02. Other Definitional Provisions................................................................      17
Section 1.03. Interpretive Provisions......................................................................      17

                                                    ARTICLE TWO

                                             CONVEYANCE OF COLLATERAL

Section 2.01. Conveyance of Collateral.....................................................................      18
Section 2.02. Representations and Warranties of the Seller as to the Receivables...........................      19
Section 2.03. Representations and Warranties of the Depositor as to the Receivables........................      23
Section 2.04. Repurchase of Receivables Upon Breach........................................................      23
Section 2.05. Custody of Receivable Files..................................................................      24
Section 2.06. Duties of Subservicer as Custodian...........................................................      25
Section 2.07. Instructions; Authority to Act...............................................................      26
Section 2.08. Indemnification by Custodian.................................................................      26
Section 2.09. Effective Period and Termination.............................................................      26

                                                   ARTICLE THREE

                                    ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01. Duties of Master Servicer....................................................................      28
Section 3.02. Subservicer..................................................................................      29
Section 3.03. Collection of Receivable Payments; Modification of Receivables...............................      31
Section 3.04. Realization Upon Receivables.................................................................      32
Section 3.05. Maintenance of Physical Damage Insurance Policies............................................      32
Section 3.06. Maintenance of Security Interests in Financed Vehicles.......................................      32
Section 3.07. Covenants of Master Servicer and the Subservicer.............................................      33
Section 3.08. Purchase of Receivables Upon Breach..........................................................      33
Section 3.09. Servicing Fee; Payment of Certain Expenses by Master Servicer................................      34
Section 3.10. Master Servicer's Certificate................................................................      34
Section 3.11. Annual Statement as to Compliance; Notice of Default.........................................      34
Section 3.12. Annual Accountants' Report...................................................................      35
Section 3.13. Access to Certain Documentation and Information Regarding Receivables........................      35
Section 3.14. Amendments to Receivables Schedule...........................................................      35
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Section 3.15. Reports to Securityholders and Rating Agencies...............................................      36
Section 3.16. Reports to the Commission....................................................................      36

                                                   ARTICLE FOUR

                            DISTRIBUTIONS; RESERVE FUND; STATEMENTS TO SECURITYHOLDERS

Section 4.01. Establishment of Accounts....................................................................      37
Section 4.02. Collections..................................................................................      38
Section 4.03. Application of Collections...................................................................      39
Section 4.04. Additional Deposits..........................................................................      39
Section 4.05. Distributions................................................................................      40
Section 4.06. Reserve Fund.................................................................................      43
Section 4.07. Net Deposits.................................................................................      44
Section 4.08. Statements to Securityholders................................................................      44
Section 4.09. Insurance Policy Matters.....................................................................      46

                                                   ARTICLE FIVE

                                                   THE DEPOSITOR

Section 5.01. Representations and Warranties of Depositor..................................................      47
Section 5.02. Liability of Depositor; Indemnities..........................................................      48
Section 5.03. Merger, Consolidation or Assumption of the Obligations of Depositor; Certain Limitations.....      49
Section 5.04. Limitation on Liability of Depositor and Others..............................................      51

                                                    ARTICLE SIX

                                THE SELLER, THE MASTER SERVICER AND THE SUBSERVICER

Section 6.01. Representations of the Seller, the Master Servicer and the Subservicer.......................      52
Section 6.02. Liability of Seller, Master Servicer and Subservicer; Indemnities............................      53
Section 6.03. Merger, Consolidation or Assumption of the Obligations of the Seller, the Master Servicer
                 and the Subservicer.......................................................................      55
Section 6.04. Limitation on Liability of the Master Servicer, the Subservicer and Others...................      56
Section 6.05. IMAC Not to Resign as Master Servicer; CITSF Not to Resign as Subservicer....................      56
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                                                   ARTICLE SEVEN

                                MASTER SERVICER AND SUBSERVICER TERMINATION EVENTS

Section 7.01. Master Servicer Termination Events...........................................................      57
Section 7.02. Subservicer Termination Events...............................................................      59
Section 7.03. Appointment of Successor Master Servicer or Successor Subservicer............................      60
Section 7.04. Notification to Insurer, Noteholders, Certificateholders and Rating Agencies.................      61
Section 7.05. Waiver of Past Termination Events............................................................      61

                                                   ARTICLE EIGHT

                                                    TERMINATION

Section 8.01. Optional Purchase of All Receivables.........................................................      62

                                                   ARTICLE NINE

                                                   MISCELLANEOUS

Section 9.01. Amendment....................................................................................      63
Section 9.02. Protection of Title to Issuer................................................................      64
Section 9.03. Notices......................................................................................      66
Section 9.04. Assignment...................................................................................      66
Section 9.05. Limitations on Rights of Others..............................................................      67
Section 9.06. Severability.................................................................................      67
Section 9.07. Further Assurances...........................................................................      67
Section 9.08. No Waiver; Cumulative Remedies...............................................................      67
Section 9.09. Separate Counterparts........................................................................      67
Section 9.10. Headings.....................................................................................      67
Section 9.11. Governing Law................................................................................      67
Section 9.12. Nonpetition Covenants........................................................................      68
Section 9.13. Limitation of Liability of Owner Trustee and Indenture Trustee...............................      68
Section 9.14. Insurer Defense Costs........................................................................      68

                                                     SCHEDULES

Schedule A    Receivables Schedule.........................................................................    SA-1
Schedule B    Location of Receivable Files.................................................................    SB-1
Schedule C    Servicing Activities.........................................................................    SC-1
Schedule D    Credit and Collection Policy.................................................................    SD-1
Schedule E    Yield Supplement Overcollaterization Amount..................................................    SE-1
Schedule F    Subservicer Fee..............................................................................    SF-1
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                                                     EXHIBITS

Exhibit A   -    Form of Distribution Statement............................................................     A-1
Exhibit B   -    Form of Master Servicer's Certificate.....................................................     B-1
Exhibit C   -    Form of Certificate of Title/Lien Exception Report........................................     C-1
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                                      iv

                         SALE AND SERVICING AGREEMENT

     This Sale and Servicing Agreement, dated as of April 1, 2001, is among Pooled Auto Securities Shelf LLC, a Delaware limited liability company ("PASS"), as depositor (the "Depositor"), Isuzu Motors Acceptance Corporation, a California corporation ("IMAC"), as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), The CIT Group/Sales Financing, Inc., a Delaware corporation ("CITSF"), as subservicer (the "Subservicer"), and Isuzu Auto Owner Trust 2001-1, a Delaware business trust, as issuer (the "Issuer").

     WHEREAS the Issuer desires to purchase from the Depositor a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts (the "Receivables") purchased by IMAC in the ordinary course of its business, which Receivables have been sold by IMAC to the Depositor as of the date hereof;

     WHEREAS, the Depositor is willing to sell the Receivables to the Issuer pursuant to the terms hereof;

     WHEREAS, IMAC is willing to service the Receivables pursuant to the terms hereof; and

     WHEREAS, CITSF is willing to subservice the Receivables pursuant to the terms hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.01.    General Definitions.  Whenever used in this Agreement, the
                      -------------------
following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Account Collateral" means, with respect to each Account and the
      ------------------
Certificate Distribution Account, such Account or the Certificate Distribution Account, together with all cash, securities, financial assets and investments and other property from time to time deposited or credited to such Account or the Certificate Distribution Account and all proceeds thereof, including, with respect to the Reserve Fund, the Reserve Fund Initial Deposit.

     "Accounts" means the Collection Account, the Note Distribution Account and
      --------
the Reserve Fund.

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
controlling or controlled by or under common control with such specified Person. For the purpose of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Agreement" means this Sale and Servicing Agreement, as amended or
     ---------
supplemented from time to time.

    "Amount Financed" in respect of a Receivable means the aggregate amount
     ---------------
advanced under such Receivable toward the purchase price of the related Financed Vehicle and any related costs, including accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of Retail Installment Contracts.

    "APR" of a Receivable means the annual percentage rate of finance charges
     ---
stated in such Receivable.

    "Available Collections" means, with respect to any Distribution Date, the
     ---------------------
sum of Available Interest and Available Principal.

    "Available Funds" means, with respect to any Distribution Date, the sum of
     ---------------
(i) Available Collections, (ii) the Reserve Fund Draw Amount, (iii) the Policy Claim Amount, if any, for such Distribution Date (to the extent deposited by the Insurer into the Collection Account) and (iv) the amount, if any, deposited by the Insurer in the Collection Account pursuant to Section 4.09 (d) of this Agreement or Section 5.02(d) or (e) of the Indenture.

    "Available Interest" means, with respect to any Distribution Date, (i) the
     ------------------
total of the following amounts allocable to interest received by the Master Servicer or the Subservicer on or in respect of the Receivables during the related Collection Period: (a) collections on or in respect of the Receivables, including extension fees, (b) Net Liquidation Proceeds, (c) Insurance Proceeds and (d) Repurchase Payments, plus (ii) any earnings on investments of funds in the Accounts (other than the Reserve Fund) and the Certificate Distribution Account, in each case net of losses and investment expenses.

    "Available Principal" means, with respect to any Distribution Date, the
     -------------------
total of the following amounts allocable to principal received by the Master Servicer or the Subservicer on or in respect of the Receivables during the related Collection Period: (i) collections on or in respect of the Receivables,
(ii) Net Liquidation Proceeds, (iii) Insurance Proceeds and (iv) Repurchase Payments.

    "Basic Documents" means this Agreement, the Administration Agreement, the
     ---------------
Indenture, the Insurance Agreement, the Note Depository Agreement, the Receivables Purchase Agreement, the Trust Agreement, the Certificate Depository Agreement, the Indemnity Agreement, the Insurer Indemnification Agreement and any other documents or certificates delivered in connection therewith, as the same may be amended, supplemented or otherwise modified and in effect.

    "Business Day" means any day other than a Saturday, a Sunday or a day on
     ------------
which banking institutions or trust companies in New York, New York, Wilmington, Delaware, Charlotte, North Carolina, Chicago, Illinois and Los Angeles, California are authorized by law, regulation or executive order to be closed.

    "Certificate" has the meaning set forth in the Trust Agreement.
     -----------

    "Certificate of Title/Lien Exception Report" means an officer's certificate
     ------------------------------------------
signed by a Servicing Officer of the Master Servicer and based on a physical inventory performed by the Subservicer, delivered by the Master Servicer to the Insurer and Seller pursuant to Section 2.05, and substantially in the form of Exhibit C.

    "Certificate Balance" has the meaning set forth in the Trust Agreement.
     -------------------

    "Certificate Depository Agreement" has the meaning set forth in the Trust
     --------------------------------
Agreement.

    "Certificate Distributable Amount" means, with respect to any Distribution
     --------------------------------
Date, the sum of the Certificate Interest Distributable Amount and the Certificate Principal Distributable Amount.

    "Certificate Distribution Account" has the meaning set forth in the Trust
     --------------------------------
Agreement.

    "Certificate Final Distribution Date" means the January 22, 2007
     -----------------------------------
Distribution Date.

    "Certificate Interest Carryover Shortfall" means, with respect to any
     ----------------------------------------
Distribution Date, the sum of (i) all accrued but unpaid Certificate Monthly Interest Distributable Amount for previous Distribution Dates plus (ii) to the extent permitted by law, interest on such accrued but unpaid Certificate Monthly Interest Distributable Amount at the Certificate Rate.

    "Certificate Interest Distributable Amount" means, with respect to any
     -----------------------------------------
Distribution Date, the sum of the Certificate Monthly Interest Distributable Amount and the Certificate Interest Carryover Shortfall for such Distribution Date.

    "Certificate Monthly Interest Distributable Amount" means, with respect to
     -------------------------------------------------
any Distribution Date, interest accrued for the related Interest Period at the Certificate Rate on the Certificate Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Initial Certificate Balance).

    "Certificate Pool Factor" means, with respect to any Distribution Date, a
     -----------------------
seven-digit decimal figure equal to the Certificate Balance as of such Distribution Date divided by the Initial Certificate Balance.

    "Certificate Principal Distributable Amount" means, with respect to (i) any
     ------------------------------------------
Distribution Date prior to which the Note Balance has been reduced to zero, zero and (ii) any Distribution Date on or after which the Note Balance has been reduced to zero, the lesser of (a) the Certificate Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (b) the excess of the Certificate Balance as of the immediately preceding Distribution Date over the Pool Balance as of the last day of the related Collection Period less the Yield Supplement Overcollaterization Amount for such Distribution Date; provided, however, that the Certificate Principal Distributable Amount payable to the Certificateholders on the Certificate Final Distribution Date will equal the greater of the amount described above and the amount that is necessary, after giving effect to all payments of principal to the Certificateholders on such Distribution Date, to reduce the Certificate Balance to zero.

  "Certificate Rate" means 5.470% per annum (computed on the basis of a 360-day
   ----------------
year consisting of twelve 30-day months).

  "Certificateholders" has the meaning set forth in the Trust Agreement.
   ------------------

  "CITSF" means The CIT Group/Sales Financing, Inc., a Delaware corporation, and
   -----
its successors.

  "Class" means all Notes whose forms are identical except for variation in
   -----
denomination, principal amount or owner.

  "Class A-1 Final Distribution Date" means the May 20, 2002 Distribution Date.
   ---------------------------------

  "Class A-1 Noteholder" means a Person in whose name a Class A-1 Note is
   --------------------
registered in the Note Register.

  "Class A-2 Final Distribution Date" means the May 20, 2003 Distribution Date.
   ---------------------------------

  "Class A-2 Noteholder" means a Person in whose name a Class A-2 Note is
   --------------------
registered in the Note Register.

  "Class A-3 Final Distribution Date" means the November 22, 2004 Distribution
   ---------------------------------
Date.

  "Class A-3 Noteholder" means a Person in whose name a Class A-3 Note is
   --------------------
registered in the Note Register.

  "Class A-4 Final Distribution Date" means the January 22, 2007 Distribution
   ---------------------------------
Date.

  "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is
   --------------------
registered in the Note Register.

  "Closing Date" means May 3, 2001.
   ------------

  "Code" means the Internal Revenue Code of 1986, as amended.
   ----

  "Collateral" has the meaning set forth in Section 2.01(a).
   ----------

  "Collection Account" means the account designated as such, and established and
   ------------------
maintained pursuant to Section 4.01.

  "Collection Period" means, with respect to any Distribution Date, the
   -----------------
immediately preceding calendar month (or, in the case of the first Distribution Date, the period of time since the Cutoff Date through the last day of the month immediately preceding the calendar month in which the first Distribution Date occurs).

  "Commercial Vehicle" means any Financed Vehicle that is a new or used class 3
   ------------------
to class 7 commercial truck comprised of the cab/chassis and the body.

  "Commercial Vehicle Receivable" means any Receivable secured by a Commercial
   -----------------------------
Vehicle.

  "Commission" means the Securities and Exchange Commission, and its successors.
   ----------

  "Control" has the meaning set forth in Section 8-106 of the UCC.
   -------

  "Corporate Trust Office" has the meaning set forth in the Indenture.
   ----------------------

  "Credit and Collection Policy" means the credit, collection and customer
   ----------------------------
service policies of the Master Servicer relating to the Receivables attached as Schedule D, as delivered by the Master Servicer to the Subservicer, as the same may be amended or modified from time to time; provided, however, that so long as no Insurer Default shall have occurred and be continuing, no material changes will be made without the Insurer's consent, such consent not to be unreasonably withheld.

  "Cutoff Date" means the close of business on March 31, 2001.
   -----------

  "Cutoff Date Pool Balance" means $492,091,480.94, the aggregate Principal
   ------------------------
Balance of the Receivables as of the Cutoff Date.

  "Dealer" means the dealer of motor vehicles who sold a Financed Vehicle and
   ------
who originated and assigned the Receivable relating to such Financed Vehicle to IMAC under an existing agreement between such dealer and IMAC.

  "Dealer Recourse" means, with respect to a Receivable, all recourse rights
   ---------------
against the Dealer which originated the Receivable, and any successor to such Dealer.

  "Defaulted Receivable" means a Receivable (other than a Repurchased
   --------------------
Receivable) with respect to which the earliest of the following has occurred:
(i) more than $50 of any Monthly Payment remains unpaid for 120 or more days,
(ii) the Master Servicer or the Subservicer has determined in accordance with the Credit and Collection Policy that eventual payment in full is unlikely or
(iii) the Master Servicer or the Subservicer has repossessed and sold the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for 90 days.

  "Deposit Date" means, with respect to any Distribution Date and the related
   ------------
Collection Period, the Business Day immediately preceding such Distribution
Date.

  "Depositor" means PASS, in its capacity as Depositor under the Trust
   ---------
Agreement, and its successors in such capacity.

  "Determination Date" means, with respect to any Distribution Date, the fourth
   ------------------
Business Day immediately preceding such Distribution Date.

  "Distribution Date" means, with respect to any Collection Period, the
   -----------------
twentieth day of the next succeeding month or, if such day is not a Business Day, the next succeeding Business Day, commencing June 20, 2001.

  "Dollars" means the lawful currency of the United States.
   -------

  "Eligible Account" means either (i) a segregated deposit account over which
   ----------------
the Indenture Trustee or the Owner Trustee, as the case may be, has sole signature authority, maintained with an Eligible Institution meeting the requirements of clause (i) of the definition of Eligible Institution or (ii) a segregated trust account maintained with the trust department of an Eligible Institution meeting the requirements of clause (ii) of the definition of Eligible Institution, in each case bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders, the Noteholders or the Certificateholders and for the Insurer, as the case may be.

  "Eligible Institution" means a depository institution or trust company,
   --------------------
qualified to take deposits which is subject to supervision and examination by federal or state banking authorities, the deposits of which are insured by the FDIC, (i) the commercial paper or other short-term unsecured debt obligations of which have the Required Rating or (ii) having corporate trust powers and organized under the laws of the United States, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico which has a long-term deposit rating from Moody's of at least Baa3 or Standard and Poor's of at least BBB- (or such lower rating as the Insurer and each Rating Agency shall approve in writing).

  "Entitlement Holder" has the meaning set forth in Section 8-102 of the UCC.
   ------------------

  "Entitlement Order" has the meaning set forth in Section 8-102 of the UCC.
   -----------------

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
   ------------

  "FDIC" means the Federal Deposit Insurance Corporation, and its successors.
   ----

  "FHLMC" means the Federal Home Loan Mortgage Corporation, and its successors.
   -----

  "Final Distribution Date" means the Class A-1 Final Distribution Date, the
   -----------------------
Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date, the Class A-4 Final Distribution Date or the Certificate Final Distribution Date, as the context may require.

  "Final Order" means a final, non-appealable order of a court exercising
   -----------
jurisdiction in an Insolvency Proceeding with respect to the Depositor, the Seller, the Master Servicer or the Subservicer to the effect that all or any portion of any payment made to the Noteholders or the Certificateholders must be returned prior to the Termination Date (as defined in the Insurance Policy) as a voidable preference under the United States Bankruptcy Code (11 U.S.C.), as amended from time to time.

  "Financed Vehicle" means, with respect to any Retail Installment Contract, the
   ----------------
related new or used Isuzu motor vehicle, together with all accessions thereto, securing the related Obligor's indebtedness under such Retail Installment Contract.

  "Financial Asset" has the meaning set forth in Section 8-102(a)(9) of the UCC.
   ---------------

  "Fiscal Agent" has the meaning set forth under the Insurance Policy.
   ------------

  "FNMA" means the Federal National Mortgage Association, and its successors.
   ----

  "IMAC" means Isuzu Motors Acceptance Corporation, and its successors.
   ----

  "Indemnity Agreement" means the indemnity agreement, dated April 25, 2001,
   -------------------
among IMAC, the Depositor and the Representative, as amended or supplemented from time to time.

  "Indenture" means the indenture, dated as of April 1, 2001, between the Issuer
   ---------
and the Indenture Trustee, as amended or supplemented from time to time.

  "Indenture Trustee" means U.S. Bank, and its successors in interest and any
   -----------------
successor trustee under the Indenture.

  "Initial Certificate Balance" means $9,842,000.00.
   ---------------------------

  "Initial Note Balance" means $431,055,000.00.
   --------------------

  "Insolvency Event" means, with respect to any Person, (i) the making by such
   ----------------
Person of a general assignment for the benefit of creditors, (ii) the filing by such Person of a voluntary petition in bankruptcy, (iii) such Person being adjudged bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in clause (vii) below,
(vi) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person of all or any substantial portion of the assets of such Person.

  "Insurance Agreement" means the insurance and reimbursement agreement, dated
   -------------------
as of the Closing Date, among the Insurer, IMAC, in its individual capacity and as Seller and Master Servicer, the Subservicer, the Depositor and the Issuer, as amended or supplemented from time to time.

  "Insurance Payment Amount" has, with respect to a Distribution Date, the
   ------------------------
meaning set forth for such Distribution Date in Section 4.05(a)(xi).

  "Insurance Policy" means the irrevocable financial guaranty insurance policy
   ----------------
issued by the Insurer, dated the Closing Date, in respect of the Securities.

  "Insurance Premium" has the meaning set forth in the Premium Side Letter
   -----------------
Agreement.

  "Insurance Proceeds" means any amounts payable or any payment made under any
   ------------------
insurance policy, with respect to a Receivable, covering physical damage, credit life, credit disability, theft, mechanical breakdown or any similar event relating to the related Financed Vehicle or Obligor.

  "Insurer" means MBIA Insurance Corporation, a New York stock insurance
   -------
company, and its successors.

  "Insurer Default" has the meaning set forth in the Indenture.
   ---------------

  "Insurer Defense Costs" means all reasonable costs and expenses of the Insurer
   ---------------------
(including reasonable costs and expenses of the Owner Trustee or the Indenture Trustee paid by the Insurer) incurred in connection with any action, proceeding or investigation that could reasonably be expected to adversely affect the Issuer or the Trust Estate or the rights or obligations of the Insurer under any of the Basic Documents or under the Insurance Policy, including any judgment or settlement entered into in connection with any such action, proceeding or investigation; provided, however, that Insurer Defense Costs shall not include costs or expenses incurred as a result of the willful misfeasance, bad faith or negligence of the Insurer.

  "Insurer Indemnification Agreement" means the indemnification agreement, dated
   ---------------------------------
April 25, 2001, among the Insurer, the Seller, PASS and the Representative, as amended or supplemented from time to time.

  "Interest Period" has the meaning set forth in the Indenture.
   ---------------

  "Interest Rate" has the meaning set forth in the Indenture.
   -------------

  "Issuer" means Isuzu Auto Owner Trust 2001-1, a Delaware business trust, and
   ------
its successors.

  "Letter of Credit Bank" means any Person who has provided a Servicer Letter of
   ---------------------
Credit pursuant to Section 4.02(b).

  "Lien" means any security interest, lien, charge, pledge, equity or
   ----
encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to a Receivable or any property, as the context may require, by operation of law.

  "Light Vehicle" or "Sport Utility Vehicle" means a Financed Vehicle that is a
   -------------      ---------------------
new or used automobile, light truck, minivan, sport utility or other passenger vehicle which is not a Commercial Vehicle.

  "Light Vehicle Receivable" means any Receivable that is secured by a Light
   ------------------------
Vehicle.

  "Liquidation Expenses" means, with respect to a Defaulted Receivable, the
   --------------------
reasonable out of pocket expenses incurred by the Master Servicer or the Subservicer, in accordance with the Credit and Collection Policy, to or for its account for repossessing, refurbishing and disposing of the related Financed Vehicle.

  "Liquidation Proceeds" means, with respect to a Defaulted Receivable, all
   --------------------
amounts received by the Master Servicer or the Subservicer with respect to such Receivable from whatever sources (including proceeds of any insurance policy), net of amounts that are required by law or such Receivable to be refunded to the related Obligor.

  "Master Servicer" means IMAC, in its capacity as master servicer of the
   ---------------
Receivables pursuant to this Agreement, and each successor thereto (in the same capacity) pursuant to Section 7.03.

  "Master Servicer's Certificate" means an officer's certificate signed by a
   -----------------------------
Servicing Officer of the Master Servicer delivered pursuant to Section 3.10, substantially in the form of Exhibit B.

  "Master Servicer Termination Event" has the meaning set forth in Section 7.01.
   ---------------------------------

  "Master Servicer Termination Notice" has the meaning set forth in Section
   ----------------------------------
7.01.

  "Monthly Payment" means, with respect to any Receivable, the amount of each
   ---------------
fixed monthly payment payable to the obligee under such Receivable in accordance with the terms thereof, net of any portion of such monthly payment that represents late payment charges, extension fees or similar items.

  "Moody's" means Moody's Investors Service, Inc., and its successors.
   -------

  "Motor Vehicle Receivables" has the meaning set forth in Section
   -------------------------
5.03(b)(ii)(A).

  "Net Liquidation Proceeds" means, with respect to a Defaulted Receivable,
   ------------------------
Liquidation Proceeds less Liquidation Expenses.

  "Net Losses" means, with respect to any Collection Period, the excess, if any,
   ----------
of (i) the aggregate Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period over (ii) the aggregate Net Liquidation Proceeds received by the Master Servicer or the Subservicer during such Collection Period.

  "Note Balance" has the meaning set forth in the Indenture.
   ------------

  "Note Distributable Amount" means, with respect to any Distribution Date, the
   -------------------------
sum of the Note Interest Distributable Amount and the Note Principal Distributable Amount.

  "Note Distribution Account" means the account designated as such, and
   -------------------------
established and maintained pursuant to Section 4.01.

  "Note Interest Carryover Shortfall" means, with respect to any Distribution
   ---------------------------------
Date and any Class of Notes, the sum of (i) all accrued but unpaid Note Monthly Interest Distributable Amount for previous Distribution Dates for such Class plus (ii) to the extent permitted by law, interest on such accrued but unpaid Note Monthly Interest Distributable Amount at the Interest Rate applicable to such Class.

  "Note Interest Distributable Amount" means, with respect to any Distribution
   ----------------------------------
Date, the sum of the Note Monthly Interest Distributable Amount for such Distribution Date and the Note Interest Carryover Shortfall for all Classes of Notes for one or more prior Distribution Dates.

  "Note Monthly Interest Distributable Amount" means, with respect to any
   ------------------------------------------
Distribution Date, interest accrued for the related Interest Period at the related Interest Rate for each Class of Notes on the Note Balance of each such Class as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date or if no interest has yet been paid, on the original principal amount of each such Class of Notes). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months; and interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in each applicable Interest Period, divided by 360.

  "Note Pool Factor" means, with respect to each Class of Notes as of any
   ----------------
Distribution Date, a seven-digit decimal figure equal to the Note Balance of such Class of Notes as of such Distribution Date (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original principal amount of such Class of Notes.

  "Note Principal Distributable Amount" means, with respect to any Distribution
   -----------------------------------
Date, the lesser of (i) the Note Balance as of the immediately preceding Distribution Date (or the Initial Note Balance in the case of the first Distribution Date) and (ii) the excess of the Securities Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) over the Pool Balance as of the last day of the related Collection Period less the Yield Supplement Overcollaterization Amount for such Distribution Date; provided, however, that the Note Principal Distributable Amount payable to the related Noteholders on the Final Distribution Date for any Class of Notes will equal the greater of the amount described immediately above and the outstanding principal balance of that Class of Notes as of the immediately preceding Distribution Date.

  "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes
   -----
and the Class A-4 Notes.

  "Obligor" means, with respect to any Receivable, the purchaser or co-
   -------
purchasers of the related Financed Vehicle purchased in part or in whole by the execution and delivery of a Retail Installment Contract or any other Person who owes or may be liable for payments under such Retail Installment Contract.

  "Officer's Certificate" means a certificate signed by the president, any Vice
   ---------------------
President, the treasurer or the secretary of the Depositor, the Master Servicer or the Subservicer, as the case may be, and delivered to the Indenture Trustee, the Insurer or the Owner Trustee.

  "Opinion of Counsel" means a written opinion of counsel (who, in the case of
   ------------------
counsel to the Depositor, the Master Servicer or the Subservicer may be an employee of or outside counsel to the Depositor, the Master Servicer or the Subservicer), which counsel shall be acceptable to the related Trustee, the Insurer or the Rating Agency, as the case may be.

  "Owner Trustee" means Wilmington Trust Company, a Delaware banking
   -------------
corporation, acting not in its individual capacity but solely as owner trustee under the Trust Agreement, and its successors in interest and any successor owner trustee under the Trust Agreement.

  "PASS" means Pooled Auto Securities Shelf LLC, and its successors and assigns.
   ----

  "Permitted Investments" means, at any time, any one or more of the following
   ---------------------
obligations and securities:

            (i) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by FHLMC, FNMA, any state of the United States, the District of Columbia or the Commonwealth of Puerto Rico then rated the highest available credit rating of each Rating Agency for such obligations;

            (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof, the District of Columbia or the Commonwealth of Puerto Rico, so long as at the time of such investment either the long-term unsecured debt of such corporation has the highest available credit rating from each Rating Agency for such obligations or the commercial paper or other short-term debt of such corporation has the highest available credit rating of each Rating Agency for such obligations;

            (iv) certificates of deposit issued by any depository institution or trust company (including the Indenture Trustee) incorporated under the laws of the United States or any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company has the highest available credit rating of each Rating Agency for such obligations; provided, however, that such investment shall not have an 'r' highlighter affixed to its rating and its terms shall have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change;

            (v) repurchase obligations held by the Indenture Trustee that are acceptable to such Trustee with respect to any security described in clauses (i) or (ii) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (iv) above;

            (vi) any mutual fund, money market fund, common trust fund or other pooled investment vehicle which has the highest applicable credit rating by each Rating Agency (including, but not limited to funds of which the Indenture Trustee is the manager or financial advisor); and

            (vii) such other investments acceptable to each Rating Agency and to the Insurer, if an Insurer Default shall not have occurred and be continuing, in writing as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any Securities by such Rating Agency;

provided, that each of the foregoing investments shall mature no later than the Deposit Date immediately following the date of purchase (other than in the case of the investment of monies in instruments of which the entity at which the related Account or the Certificate Distribution Account, as the case may be, is located is the obligor, which may mature on the related Distribution Date), and shall be required to be held to such maturity.

     Notwithstanding anything to the contrary contained in this definition, (a) no Permitted Investment may be purchased at a premium, and (b) no obligation or security is a "Permitted Investment" unless (i) the Indenture Trustee has Control over such obligation or security and (ii) at the time such obligation or security was delivered to the Indenture Trustee or the Indenture Trustee became the related Entitlement Holder, the Indenture Trustee did not have notice of any adverse claim with respect thereto within the meaning of Section 8-105 of the UCC.

     For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation, or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any Securities by such Rating Agency.

     "Person" means any legal person, including any individual, corporation,
      ------
partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Policy Amount" has the meaning set forth in the Insurance Policy.
      -------------

     "Policy Claim Amount" means, with respect to any Distribution Date, the
      -------------------
amount, if any, by which the Required Payment Amount exceeds the sum of Available Collections plus the Reserve Fund Draw Amount for that Distribution Date.

     "Pool Balance" means, as of any day, the aggregate Principal Balance of the
      ------------
Receivables (exclusive of all Repurchased Receivables for which the Master Servicer or the Seller has paid the Repurchase Payment, Defaulted Receivables and Receivables sold or otherwise liquidated by the Indenture Trustee pursuant to Section 5.04(a) of the Indenture) as of the close of business on such date; provided, however, that references to the Pool Balance as of the first day of a Collection Period shall mean the Pool Balance as of the opening of business on such first day.

     "Premium Side Letter Agreement" has the meaning set forth in the Insurance
      -----------------------------
Agreement.

     "Prepayment" means any prepayment, whether in part or in full, in respect
     ----------
of such Receivable.

     "Principal Balance" means, with respect to any Receivable as of any date,
      -----------------
the Amount Financed minus the sum of the following amounts: (i) that portion of all Monthly Payments actually received on or prior to such date allocable to principal, computed in accordance with the simple interest method, (ii) any Repurchase Payment with respect to such Receivable allocable to principal and
(iii) any Prepayments or other payments applied to reduce the unpaid principal balance of such Receivable; provided, however, that the Principal Balance of a Defaulted Receivable or a Repurchased Receivable shall be zero as of the last day of the Collection Period during which it became a Defaulted Receivable or a Repurchased Receivable, as the case may be.

  "Rating Agency" means Moody's and Standard & Poor's.
   -------------

  "Rating Agency Condition" has the meaning set forth in the Indenture.
   -----------------------

  "Receivable" means any Retail Installment Contract executed by an Obligor in
   ----------
respect of a Financed Vehicle, and all proceeds thereof and payments thereunder, which Receivables shall be identified in the Receivables Schedule.

  "Receivable Files" means the documents specified in Section 2.05.
   ----------------

  "Receivables Purchase Agreement" means the receivables purchase agreement,
   ------------------------------
dated as of April 1, 2001, between the Seller and PASS, as purchaser, as amended or supplemented from time to time.

  "Receivables Schedule" means the schedule of Receivables attached as Schedule
   --------------------
A to this Agreement, as it may be amended from time to time.

  "Registrar of Titles" means the agency, department or office having the
   -------------------
responsibility for maintaining records of titles to motor vehicles and issuing documents evidencing such titles in the jurisdiction in which a particular Financed Vehicle is registered.

  "Representative" means First Union Securities, Inc., as representative of the
   --------------
underwriters named in the Underwriting Agreement.

  "Repurchase Payment" means, with respect to any Distribution Date and to a
   ------------------
Repurchased Receivable purchased by the Master Servicer or the Seller as of the end of the related Collection Period, the sum of (i) the unpaid principal balance owed by the related Obligor in respect of such Receivable and (ii) interest on such unpaid principal balance at a rate equal to the APR of the related Receivable to the last day of such Collection Period.

  "Repurchased Receivable" means a Receivable which the Seller or the Master
   ----------------------
Servicer is respectively required to purchase pursuant to Sections 2.04 or 3.08 or which the Master Servicer has elected to purchase pursuant to Section 8.01.

  "Required Payment Amount" has, with respect to each Distribution Date, the
   -----------------------
meaning set forth in Section 4.05(a)(x).

  "Required Rating" means, with respect to any entity, the short-term credit
   ---------------
rating of the related entity is at least equal to Prime-1 by Moody's and A-1+ by Standard & Poor's.

  "Required Reserve Fund Balance" means, with respect to any Distribution Date,
   -----------------------------
the greater of an amount equal to (i) 2.50% of the Pool Balance as of the last day of the related Collection Period and (ii) 1.25% of the Cutoff Date Pool Balance; provided, however, that if a

Required Reserve Fund Increase Event shall have occurred as of the current Distribution Date or either of the two immediately preceding Distribution Dates, the Required Reserve Fund Balance shall equal the Required Reserve Fund Increase Amount and the Required Reserve Fund Balance for any Distribution Date on which a Trigger Event under the Insurance Agreement, has occurred and has not been waived shall equal the Securities Balance; and provided further, that the Required Reserve Fund Balance shall not exceed the Securities Balance as of the related Distribution Date.

  "Required Reserve Fund Increase Amount" has the meaning set forth in the
   -------------------------------------
Insurance Agreement.

  "Required Reserve Fund Increase Event" has the meaning set forth in the
   ------------------------------------
Insurance Agreement.

  "Reserve Fund" means the account designated as such, and established and
   ------------
maintained pursuant to Section 4.01.

  "Reserve Fund Amount" means, with respect to any Distribution Date, the amount
   -------------------
on deposit in and available for withdrawal from the Reserve Fund on such Distribution Date (after giving effect to all deposits to and withdrawals from the Reserve Fund on the preceding Distribution Date, or, in the case of the initial Distribution Date, the Closing Date), including all interest and other investment earnings (net of losses and investment expenses) earned on such amount during the preceding Collection Period.

  "Reserve Fund Deficiency" has the meaning set forth in Section 4.05(b)(iv).
   -----------------------

  "Reserve Fund Draw Amount" means, with respect to any Distribution Date, the
   ------------------------
lesser of (i) the amount, if any, by which the sum of the Required Payment Amount plus the Insurance Payment Amount for such Distribution Date exceeds Available Collections for such Distribution Date and (ii) the Reserve Fund Amount for such Distribution Date (before giving effect to any deposits to or withdrawals from the Reserve Fund on such Distribution Date).

  "Reserve Fund Initial Deposit" means the initial deposit of cash in the amount
   ----------------------------
of $12,302,287.02 on the Closing Date.

  "Reserve Fund Collateral" means, the Reserve Fund Initial Deposit and all
   -----------------------
proceeds thereof and all other amounts deposited in or credited to the Reserve Fund from time to time under this Agreement, all Permitted Investments made with amounts on deposit therein, all earnings and distributions thereon and proceeds thereof.

  "Responsible Officer" means, in the case of (i) the Indenture Trustee, any
   -------------------
officer within the Corporate Trust Office of the Indenture Trustee, including any Principal, Managing Director, President, Vice President, assistant Vice President, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) the Owner Trustee, the President, any Vice President, assistant Vice President, assistant secretary, assistant treasurer, trust officer or financial services officer of the Owner Trustee or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular corporate trust matter, any other officer of the Owner Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

  "Retail Installment Contract" means a motor vehicle retail installment sale
   ---------------------------
contract.

  "Residual Interest" has the meaning set forth in the Trust Agreement.
   -----------------

  "Securities" means the Notes and the Certificates.
   ----------

  "Securities Balance" means the sum of the Note Balance and the Certificate
   ------------------
Balance; provided, however, that except as otherwise provided by the context, references to the Securities Balance as of a particular Distribution Date shall take into account all distributions of principal made on such Distribution Date.

  "Security" means a Note or a Certificate.
   --------

  "Security Entitlement" has the meaning set forth in Section 8-102(a)(17) of
   --------------------
the UCC.

  "Securityholders" means the Noteholders and the Certificateholders.
   ---------------

  "Seller" means IMAC, in its capacity as seller of the Receivables under the
   ------
Receivables Purchase Agreement, and its successors in such capacity.

  "Servicer Letter of Credit" means, if the Master Servicer desires to remit
   -------------------------
collections on or in respect of the Receivables to the Collection Account on a monthly basis upon satisfaction of the conditions described in Section 4.02(b)(ii), (i) an irrevocable letter of credit, issued by a Letter of Credit Bank and naming the Indenture Trustee as a beneficiary or (ii) a surety bond, insurance policy or deposit of cash or securities satisfactory to the Indenture Trustee, each Rating Agency and, so long as no Insurer Default has occurred and is continuing, the Insurer.

  "Servicing Agreement" means the servicing agreement, dated as of May 1, 1999,
   -------------------
among IMAC Funding Corp. I, IMAC, First Union Capital Markets Corp. and CITSF, as amended or supplemented from time to time.

  "Servicing Fee" means, with respect to any Distribution Date, an amount equal
   -------------
to 1/12 of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the related Collection Period (or as of the Cutoff Date in the case of the first Distribution Date).

  "Servicing Fee Rate" means 1.00% per annum.
   ------------------

  "Servicing Officer" means any officer of the Master Servicer or the
   -----------------
Subservicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers attached to an Officer's Certificate furnished on the Closing Date to the Insurer, the Owner Trustee and the Indenture Trustee by the Master Servicer and the

Subservicer, as such list may be amended from time to time by the Master Servicer or the Subservicer in writing.

  "Standard & Poor's" means Standard & Poor's Ratings Services, a Division of
   -----------------
The McGraw-Hill Companies, Inc., and its successors.

  "Subservicer" means CITSF, in its capacity as subservicer of the Receivables
   -----------
pursuant to this Agreement, and each successor thereto (in the same capacity) pursuant to Section 7.03.

  "Subservicer Fee" means, with respect to any Distribution Date, the amount
   ---------------
determined pursuant to Schedule F hereto in respect of the related Collection Period and payable by the Master Servicer to the Subservicer pursuant to Section 3.09.

  "Subservicer Termination Event" has the meaning set forth in Section 7.02.
   -----------------------------

  "Subservicer Termination Notice" has the meaning set forth in Section 7.02.
   ------------------------------

  "Successor Master Servicer" means any entity appointed as a successor to the
   -------------------------
Master Servicer pursuant to Section 7.03.

  "Successor Subservicer" means any entity appointed as a successor to the
   ---------------------
Subservicer pursuant to Section 7.03.

  "Title Document" means, with respect to any Financed Vehicle, the certificate
   --------------
of title for, or other evidence of ownership of, such Financed Vehicle issued by the Registrar of Titles in the jurisdiction in which such Financed Vehicle is registered.

  "Trigger Event" has the meaning set forth in the Insurance Agreement.
   -------------

  "Trust Agreement" means the trust agreement, dated as of March 21, 2001, as
   ---------------
amended and restated as of April 1, 2001, between the Depositor and the Owner Trustee, as amended or supplemented from time to time.

  "Trust Estate" has the meaning set forth in the Trust Agreement.
   ------------

  "Trust Fees and Expenses" means all accrued and unpaid Trustees' fees, any
   -----------------------
amounts due to the Trustees for reimbursement of expenses or in respect of indemnification and other administrative fees of the Issuer.

  "Trustees" means the Owner Trustee and the Indenture Trustee.
   --------

  "UCC" means the Uniform Commercial Code as in effect in the respective
   ---
jurisdiction.

  "Underwriting Agreement" means the underwriting agreement, dated April 25,
   ----------------------
2001, between the Depositor and the Representative, as amended or supplemented from time to time.

  "United States" means the United States of America.
   -------------

  "Unreimbursed Insurance Payments" has, with respect to a Distribution Date,
   -------------------------------
the meaning set forth for such Distribution Date in Section 4.05(a)(viii).

  "U.S. Bank" means U.S. Bank National Association, and its successors.
   ---------

  "Vice President" of any Person means any vice president of such Person,
   --------------
whether or not designated by a number or words before or after the title "Vice President", who is a duly elected officer of such Person.

  "Yield Supplement Overcollaterization Amount" means, with respect to any
   -------------------------------------------
Distribution Date, the dollar amount set forth next to such Distribution Date on Schedule E.

     Section 1.02.    Other Definitional Provisions.
                      -----------------------------

     (a) Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     Section 1.03.    Interpretive Provisions.
                      -----------------------

     (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as "Section 1.01", an article such as "Article One" and the like shall refer to the applicable Section or Article of this Agreement, as the case may be, (iv) the term "include" and all variations thereof shall mean "include without limitation", (v) the term "or" shall include "and/or" and (vi) the term "proceeds" has the meaning set forth in the applicable UCC.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                                  ARTICLE TWO

                            CONVEYANCE OF COLLATERAL

     Section 2.01.  Conveyance of Collateral.
                    ------------------------

     (a) In consideration of the Issuer's delivery to or upon the order of the Depositor on the Closing Date of authenticated Notes and Certificates, in authorized denominations in aggregate principal amounts equal to the Initial Note Balance and the Initial Certificate Balance, respectively, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in, to and under the following, whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"):

         (i) the Receivables and all monies due, to become due and paid thereunder or in respect thereof (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 2.04 or the purchase of Receivables by the Master Servicer pursuant to Section 3.08 or 8.01) after the Cutoff Date;

         (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables;

         (iii) any proceeds of any physical damage insurance policies and extended warranties covering the Financed Vehicles and any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the Obligors;

         (iv)   the Receivable Files;

         (v)    any proceeds of Dealer Recourse;

         (vi) the Receivables Purchase Agreement, including the right to require the Seller to repurchase Receivables from the Depositor, but not the obligations of the Depositor thereunder;

         (vii) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer;

         (viii) all funds on deposit from time to time in the Accounts (including the Reserve Fund Initial Deposit) and the Certificate Distribution Account and in all investment income and proceeds thereof;

         (ix)   any Servicer Letter of Credit; and

         (x)    the proceeds of any and all of the foregoing.

     (b) The parties hereto intend that the conveyance hereunder be a sale. In the event that the conveyance hereunder is not for any reason considered a sale, the Depositor hereby grants to the Issuer a first priority security interest in all of its right, title and interest in, to and under the Receivables, and all other property conveyed hereunder and all proceeds of any of the foregoing. The parties hereto intend that this Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder.

     Section 2.02.  Representations and Warranties of the Seller as to the
                    ------------------------------------------------------
Receivables. The Seller makes the following representations and warranties as
-----------
to the Receivables on which the Issuer shall be deemed to have relied in accepting the Receivables. The representations and warranties speak as of the execution and delivery of this Agreement, except to the extent otherwise provided, but shall survive the sale, transfer, assignment and conveyance of the Receivables to the Issuer pursuant to this Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

               (a)  Characteristics of Receivables. Each Receivable (i) shall
                    ------------------------------
     have been originated in the United States by a Dealer for the retail sale of the related Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by IMAC from such Dealer under an existing agreement with IMAC, shall have been validly assigned by such Dealer to IMAC in accordance with the terms of such agreement and shall have been subsequently sold by IMAC to the Depositor pursuant to the Receivables Purchase Agreement, (ii) shall have created or shall create a valid, subsisting and enforceable first priority security interest in favor of IMAC in the related Financed Vehicle, which security interest has been assigned by IMAC to the Depositor and shall be assignable, and shall be so assigned, by the Depositor to the Issuer, (iii) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (iv) shall, except as otherwise provided in this Agreement, provide for level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over its original term and shall provide for a finance charge or shall yield interest at its APR, (v) shall provide for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment in an amount calculated by using an interest rate at least equal to its APR, (vi) shall have an Obligor that is not a federal, state or local governmental entity, (vii) is a Retail Installment Contract, (viii) was originated on or after July 1, 1998, (ix) provides for the allocation of payments thereon on the simple interest method and (x) constitutes "chattel paper" as defined in the UCC.

               (b)  Receivables Schedule. The information set forth in (i) the
                    --------------------
     Receivables Schedule and (ii) the data file regarding the Receivables as of the Cutoff Date delivered by the Seller to the Insurer prior to the Closing Date shall be true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures believed to be adverse to the Securityholders or the Insurer were utilized in selecting the Receivables from those motor vehicle receivables of IMAC which met the selection criteria set forth in this Agreement.

          (c)  Compliance with Law.  Each Receivable and each sale of the
               -------------------
     related Financed Vehicle shall have complied at the time it was originated or made, and shall comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Soldiers' and Sailors' Civil Relief Act of 1940,the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit, equal credit opportunity and disclosure laws.

          (d)  Binding Obligation.  Each Receivable shall constitute the
               ------------------
     genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (e)  No Bankrupt Obligors.  As of the Cutoff Date, no Obligor is the
               --------------------
     subject of a bankruptcy proceeding.

          (f)  Security Interest in Financed Vehicles.  As of the Cutoff Date,
               --------------------------------------
     no Financed Vehicle has been repossessed and not reinstated, and immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a valid, binding and enforceable perfected first priority security interest in the related Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate action with respect to such Receivable shall have been taken to perfect a first priority security interest in such Financed Vehicle in favor of the Seller as secured party, which security interest has been validly assigned by the Seller to the Depositor and by the Depositor to the Issuer.

          (g)  Receivables in Force.  No Receivable shall have been satisfied,
               --------------------
     subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the Lien granted by the related Receivable.

          (h)  No Waivers.  No provision of a Receivable shall have been waived
               ----------
     in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

          (i)  No Amendments.  No Receivable shall have been amended or modified
               -------------
     in such a manner that the total number of Monthly Payments has been increased or decreased or that the related Amount Financed has been increased or decreased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

     (j)  No Defenses.  No Receivable is subject to any right of rescission,
          -----------
setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Seller has not received written notice of the assertion with respect to any Receivable of any such right of rescission, setoff, counterclaim or defense.

     (k)  No Liens.  No Liens or claims shall have been filed, including Liens
          --------
for work, labor, materials or for unpaid local, state or federal taxes relating to any Financed Vehicle, that shall be prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Receivable.

     (l)  No Defaults.  Except for payment defaults that, as of the Cutoff Date,
          -----------
have been continuing for a period of not more than 30 days, no default, breach or violation under the terms of any Receivable shall have occurred as of the Cutoff Date and no continuing condition that with notice or the lapse of time or both would constitute a default, breach or violation under the terms of any Receivable shall have arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder.

     (m)  Insurance.  With respect to the Receivables with an original
          ---------
principal balance of $2,500 or greater, each Obligor has been required to obtain physical damage insurance covering the related Financed Vehicle and the Obligor is required under the terms of the related Receivable to maintain such insurance.

     (n)  Title.  No Receivable has been sold, transferred, assigned or pledged
          -----
by the Seller to any Person other than the Depositor, and no provision of a Receivable shall have been waived, except as provided in clause (h) above; immediately prior to the transfer and assignment of the Receivables contemplated in the Receivables Purchase Agreement, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others, except for Liens that shall be released on or before the Closing Date; immediately upon the transfer and assignment thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

     (o)  Lawful Assignment.  No Receivable has been originated in, or is
          -----------------
subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under the Receivables Purchase Agreement or this Agreement or the pledge of such Receivable under the Indenture is unlawful, void or voidable or under which such Receivable would be rendered void or voidable as a result of any such sale, transfer, assignment, conveyance or pledge. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

     (p)  All Filings Made. All filings (including UCC filings) necessary in any
          ----------------
in any jurisdiction to give the Depositor, the Issuer and the Indenture Trustee a first priority security interest in the Receivables shall have been made.

     (q)  One Original.  There shall be only one original executed copy of each
          ------------
Receivable.

     (r)  Maturity of Receivables.  The original term of each Receivable is, as
          -----------------------
of the Cutoff Date, 72 months or less and the weighted average remaining term to maturity of the Receivables, based on Cutoff Date Pool Balance, is 60 months or less.

     (s)  Finance Charge.  Each Receivable provides for the payment of a finance
          --------------
charge calculated on the basis of an APR ranging from 0.00% to 20%.

     (t)  Principal Balance.  On the date of origination, if such Receivable is
          -----------------
(i) a Light Vehicle Receivable, it had a Principal Balance of $41,000 or less or
(ii) a Commercial Vehicle Receivable, it had a Principal Balance of $66,000 or less.

     (u)  Commercial Vehicles.  The Principal Balance of Commercial Vehicle
          -------------------
Receivables is not greater than 4.47% of the Cutoff Date Pool Balance and the principal balance of Commercial Vehicle Receivables with the same Obligor is not greater than 3.0% of the Principal Balance as of the Cutoff Date of Commercial Vehicle Receivables.

     (v)  Original Amount Financed.  Receivables with Amounts Financed in excess
          ------------------------
of $40,000 do not comprise more than 0.66% of the Cutoff Date Pool Balance.

     (w)  Obligors.  The Obligor under each Receivable had a current billing
          --------
address in the United States as of the Cutoff Date and the aggregate Principal Balance as of the Cutoff Date of Light Vehicle Receivables with credit bureau scores of less than 620 is not greater than 2.95% of the Principal Balance as of the Cutoff Date of Light Vehicle Receivables.

     (x)  Location of Receivable Files.  Each Receivable File shall be kept at
          ----------------------------
the location listed in Schedule B hereto.

     (y)  Financed Vehicles.  Each Financed Vehicle shall be a new or used Isuzu
          -----------------
motor vehicle and the aggregate Principal Balance of Receivables relating to Financed Vehicles that are new is not less than 99.8% of the Cutoff Date Pool Balance.

     (z)  Custodial Agreements.  Immediately prior to the transfer of the
          --------------------
Receivables by the Seller to the Depositor, the Seller, an Affiliate of the Seller or an agent on behalf of the Seller had possession of the Receivable Files and there were no, and there will not be, any custodial agreements in effect, other than the custodial arrangement with the Subservicer set forth in this Agreement, affecting the right or ability of the Seller to make, or cause to be made, any delivery required under this Agreement.

          (aa)     Bulk Transfer Laws.  The transfer of the Receivables and the
                   ------------------
     Receivable Files by the Seller to the Depositor pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provision in effect in any applicable jurisdiction.

          (bb)     Title Document. Within 180 days of the Closing Date, the
                   --------------
     Subservicer shall have received the Title Document for each Financed Vehicle listing the Seller as the secured party and as the holder of a first priority security interest in such Financed Vehicle.

     Section 2.03. Representations and Warranties of the Depositor as to the
                   ---------------------------------------------------------
Receivables.  The Depositor makes the following representations and warranties
-----------
as to the Receivables on which the Issuer shall be deemed to have relied in accepting the Receivables. The representations and warranties speak as of the execution and delivery of this Agreement, except to the extent otherwise provided, but shall survive the sale, transfer, assignment and conveyance of the Receivables to the Issuer pursuant to this Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

          (a)      Title.  No Receivable has been sold, transferred, assigned or
                   -----
     pledged by the Depositor to any Person other than the Issuer, and immediately prior to the transfer and assignment herein contemplated, the Depositor had good and marketable title to each Receivable free and clear of all Liens and rights of others; immediately upon the transfer and assignment thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated to the Issuer has been perfected under the UCC.

          (b)      Lawful Assignment. The Depositor has not entered into any
                   -----------------
     agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

          (c)      All Filings Made. All filings (including UCC filings)
                   ----------------
     necessary in any jurisdiction to give the Issuer a first priority security interest in the Receivables, and to give the Indenture Trustee a first priority security interest therein, shall have been made.

     Section 2.04. Repurchase of Receivables Upon Breach.  Upon discovery by the
                   -------------------------------------
Depositor, the Insurer, the Master Servicer, the Subservicer or the Issuer or upon the actual knowledge of the Indenture Trustee of a breach of any of the representations and warranties set forth in Section 2.02 that materially and adversely affects the interests of the Issuer, the Insurer, the Trustees or the Securityholders in any Receivable or if the Subservicer does not receive the Title Document for the related Financed Vehicle within 180 days of the Closing Date, the party discovering such breach or non-receipt of the Title Document shall give prompt written notice to the others and the Insurer. As of the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach (or, at the Seller's election, the last day of the Collection Period in which it discovers or receives notice of such breach), the Seller shall, unless such breach shall have been cured in all material respects, repurchase such Receivable from the Issuer. This repurchase obligation shall apply to all representations and warranties contained in
Section 2.02, except as otherwise noted, whether or not the Depositor or the Seller has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. Upon breach of Section 2.02(bb), the Seller shall repurchase such Receivable in the Collection Period in which it discovers or receives notice of such breach. The Seller shall be deemed to have received notice of breach of Section 2.02(bb) and shall repurchase the Receivables listed on the Certificate of Title/Lien Exception Report upon receipt of the Certificate of Title/Lien Exception Report in November 2001. In consideration of the repurchase of any such Receivable, on the related Deposit Date, the Seller shall remit the Repurchase Payment in respect of such Receivable to the Collection Account in the manner specified in Section
4.04. In the event that, as of the date of execution and delivery of this Agreement, any Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the Lien granted by the related Receivable, which Liens or claims shall not have been satisfied or otherwise released in full as of the Closing Date, the Seller shall repurchase such Receivable on the terms and in the manner specified above. Upon any such repurchase, the Issuer shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, all right, title and interest of the Issuer in, to and under such Repurchased Receivable, all monies due or to become due with respect thereto and all proceeds thereof. The Issuer and the Trustees shall execute such documents and instruments of transfer and assignment and take such other actions as shall be reasonably requested by the Seller to effect the conveyance of such Receivable pursuant to this Section. The sole remedy of the Issuer, the Trustees, the Insurer and the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to Section 2.02 or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivable pursuant to this Section. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section or the eligibility of any Receivables for purposes of this Agreement.

     Section 2.05. Custody of Receivable Files.  To assure uniform quality in
                   ---------------------------
servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Subservicer, and the Subservicer accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

            (i)    the fully executed original of the Receivable;

            (ii) where permitted by law, the original certificate of title (or evidence that such certificate of title has been applied for), when received by the Seller or the Subservicer, and otherwise, such documents, if any, that the Subservicer keeps on file in accordance with the Credit and Collection Policy, indicating that the Financed Vehicle is owned by the Obligor and evidencing the security interest in the related Financed Vehicle; and

            (iii) any and all other documents that the Seller or the Subservicer keeps on file (whether as an original or in electronic or photographic form) in accordance with the Credit and Collection Policy procedures relating to the individual Receivable, Obligor or Financed Vehicle.

     On the Closing Date, the Master Servicer shall deliver an Officer's Certificate to the Issuer, the Insurer and the Indenture Trustee confirming that the Subservicer has received, on behalf of the Issuer and the Indenture Trustee, all the documents and instruments necessary for the Subservicer to act as the agent of the Issuer, the Insurer and the Indenture Trustee for the purposes set forth in this Section, including the documents referred to herein, and the Issuer, the Owner Trustee and the Indenture Trustee are hereby authorized to rely on such Officer's Certificate.

     In addition, on the August 2001 Distribution Date and the November 2001 Distribution Date, the Master Servicer shall deliver to the Insurer and the Seller a Certificate of Title/Lien Exception Report in the form attached as Exhibit C hereto.

     Section 2.06. Duties of Subservicer as Custodian.
                   ----------------------------------

     (a)  Safekeeping.  The Subservicer, in its capacity as custodian, shall
          -----------
hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Master Servicer and the Issuer to comply with this Agreement and the Indenture Trustee to comply with the Indenture. In performing its duties as custodian, the Subservicer shall act with reasonable care, using that degree of skill and attention required by the Credit and Collection Policy but in no event less than that it exercises with respect to the receivable files of comparable motor vehicle receivables that the Subservicer services for itself or others. The Subservicer shall conduct, or cause to be conducted, periodic examinations of the files of all receivables owned or serviced by it which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer, the Master Servicer or the Indenture Trustee to verify the accuracy of the Subservicer's record keeping. If as a result of the periodic examination referred to in the preceding sentence, the Subservicer discovers any failure on its part to hold the Receivable Files, the Subservicer shall promptly report such failure to the Master Servicer, the Issuer, the Insurer and the Indenture Trustee and it will also report any material failure to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review of the Receivable Files by the Issuer or the Indenture Trustee.

     (b)  Maintenance of and Access to Records.  The Subservicer shall maintain
          ------------------------------------
each Receivable File solely in its capacity as Subservicer at its office specified in Schedule B hereto or at such other office as shall be specified to the Issuer, the Master Servicer, the Insurer and the Indenture Trustee by 30 days' prior written notice. The Subservicer may temporarily move individual Receivable Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures. The Subservicer shall make available to the Issuer, the Insurer and the Indenture Trustee or its duly authorized representatives, attorneys or auditors the Receivable Files and the related accounts, records and computer systems maintained by the Subservicer at such times during normal business hours as the Issuer, the Insurer and the Indenture Trustee shall reasonably request.

     (c)  Release of Documents.  As soon as practical after receiving written
          --------------------
instructions from the Indenture Trustee or the Insurer, the Subservicer shall, at the expense of the Master Servicer, release any document in the Receivable Files to the Indenture Trustee or its agent or designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate. The Subservicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee or the Insurer to return any document or any delay in so doing.

     Section 2.07. Instructions; Authority to Act. The Subservicer shall be
                   ------------------------------
deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee. A certified copy of a bylaw or of a resolution of the board of directors of the Indenture Trustee shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Subservicer of written notice to the contrary given by the Indenture Trustee.

     Section 2.08. Indemnification by Custodian.  The Subservicer, as custodian
                   ----------------------------
of the Receivable Files, shall indemnify and hold harmless the Issuer, the Master Servicer, the Insurer and the Trustees from any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Issuer, the Insurer and the Trustees as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Subservicer, as custodian; provided, however, that the Subservicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee.

     Section 2.09. Effective Period and Termination.  The Subservicer's
                   --------------------------------
appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If the Subservicer shall resign as Subservicer under Section 6.05, or if all of the rights and obligations of the Subservicer shall have been terminated under
Section 7.02, the appointment of the Subservicer as custodian hereunder may be terminated (i) by the Issuer, with the consent of the Indenture Trustee and, so long as no Insurer Default shall have occurred and be continuing, the Insurer,
(ii) by the Holders of Notes evidencing not less than 25% of the Note Balance or, if the Notes have been paid in full, by the Holders of Certificates evidencing not less than 25% of the Certificate Balance and, so long as no Insurer Default shall have occurred and be continuing, with the consent of the Insurer, (iii) by the Owner Trustee, with the consent of the Holders of Notes evidencing not less than 25% of the Note Balance and, so long as no Insurer Default shall have occurred and be continuing, with the consent of the Insurer or (iv) so long as no Insurer Default shall have occurred and be continuing, by the Insurer, in each case by notice then given in writing to the Depositor, the Master Servicer, the Subservicer and the Insurer (with a copy to the Indenture Trustee and the Owner Trustee if given by the Noteholders or the Certificateholders). As soon as practicable after any termination of such appointment, the Subservicer shall deliver, or cause to be delivered, at the expense of the Master Servicer (unless the Subservicer is terminated for cause in which case the Subservicer shall be responsible for the expense), the Receivable Files and the related accounts and records maintained by the Subservicer to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place as the Indenture Trustee may reasonably designate or, if the Notes have been paid in full, at such place as the Owner Trustee may reasonably designate.

                                 ARTICLE THREE

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 3.01. Duties of Master Servicer. The Master Servicer, acting alone
                   -------------------------
and/or through one or more subservicers to the extent permitted hereunder, for the benefit of the Issuer, shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention required by the Credit and Collection Policy but in no event less than the Master Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors or by federal, state or local government authorities with respect to the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors in accordance with its customary practices, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Trustees and the Insurer with respect to distributions, generating federal income tax information and performing the other duties specified herein. The Master Servicer shall follow the Credit and Collection Policy and shall have full power and authority, acting alone, except with respect to the duties that have been delegated to the Subservicer hereunder, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer shall be authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Trustees, the Insurer, the Securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables and the Financed Vehicles. The Master Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Defaulted Receivable pursuant to Section 3.04 or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, including a Defaulted Receivable. If the Master Servicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other property conveyed to the Issuer pursuant to Section 2.01 with respect to such Receivable to the Master Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Master Servicer is authorized and empowered by the Issuer to execute and deliver in the Master Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Master Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Master Servicer's expense and written direction, take steps to enforce such Receivable, including bring suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders. The Owner Trustee shall furnish the Master Servicer with any powers of attorney and other documents and take any other steps which the Master Servicer may deem necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

     Section 3.02. Subservicer.
                   -----------

     The Master Servicer may appoint one or more subservicers (including, as described herein, the Subservicer) approved by, so long as no Insurer Default shall have occurred and be continuing, the Insurer for the servicing of certain or all of the Receivables (including holding the related Receivable Files as custodian). Notwithstanding any appointment of a subservicer, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a subservicer or reference to actions taken through such Persons or otherwise, the Master Servicer shall remain obligated and liable to the Indenture Trustee, the Owner Trustee, the Insurer and the Securityholders for the servicing of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Receivables. The Master Servicer shall be entitled to enter into an agreement with the Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification. All references in this Section to a subservicer include CITSF as Subservicer. The Master Servicer may perform the following activities on behalf of the Subservicer:

          (i) cash reconciliation, financial accounting and production of reports using information from the Subservicer;

          (ii)  investor reporting;

          (iii) maintenance of licenses;

          (iv)  directions to Trustees regarding transfers;

          (v)   coordination of auditors; and

          (vi)  maintaining data warehouse.

     All other actions taken or to be taken by the Subservicer in servicing the Receivables may be performed by the Master Servicer only with, so long as no Insurer Default shall have occurred and be continuing, the prior written consent of the Insurer.

     (b) The Master Servicer, with the approval of the Insurer, hereby appoints CITSF and CITSF hereby agrees to act as initial Subservicer of the Receivables. The Subservicer shall be required to perform only those duties in this Agreement that specifically are required to be performed by the Subservicer. The Subservicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors or by federal, state or local government authorities with respect to the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors in accordance with its customary practices, policing the Collateral, accounting for collections and furnishing monthly and annual statements to the Trustees and the Insurer with respect to distributions, and to the extent otherwise not set forth herein, shall engage in the activities set forth in Schedule C. The Subservicer shall follow the Credit and Collection Policy and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Subservicer shall be authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Insurer, the Trustees, the Securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables and the Financed Vehicles.

     The Subservicer (including any successor thereto) is hereby authorized, except for specific actions set forth in the Credit and Collection Policy where the written consent of the Master Servicer is required, to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the sale of the Receivables to the Issuer as it shall determine including endorsing its name on checks and other instruments representing collections on or in respect of the Receivables, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence proceedings with respect to enforcing payment thereof (including a bankruptcy proceeding). The Subservicer shall act with prudent care, and shall utilize the standard of care required by the Credit and Collection Policy but in no event less than that exercised by the Subservicer with respect to its own business, in managing, servicing, administering and collecting all amounts due under any and all Receivables. The Master Servicer and the Issuer shall furnish the Subservicer (and any permitted successor thereto) with any powers of attorney and other documents necessary or appropriate to enable the Subservicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Subservicer to the fullest extent in order to ensure the collectability of the Receivables. In no event shall the Subservicer be entitled to make the Indenture Trustee or the Issuer a party to any litigation without such party's express prior written consent, or to make the Seller a party to any litigation without the consent of the Master Servicer; provided, however the Subservicer may initiate such litigation to (i) recover possession or foreclose on collateral securing a Receivable and (ii) collect any money due to the Issuer from any Obligor, including to recover deficiencies. The Subservicer shall keep the Master Servicer informed of all litigation, including any claims or counterclaims asserted by any Obligor or any other party. The Master Servicer may take over the conduct of any litigation or defense of any claims or counterclaims through counsel satisfactory to the Master Servicer, at any time, except to the extent that same may be asserted against the Subservicer. If the Subservicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable to the Subservicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Subservicer is authorized and empowered by the Issuer to execute and deliver in the Subservicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any such enforcement suit or legal proceeding it shall be held that the Subservicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Master Servicer's expense and written direction, take steps to enforce such Receivable, including bring suit in its name. The Subservicer may retain an Affiliate or an unrelated third party to perform any or all of its obligations under this Agreement. The following activities may be performed by an Affiliate or unrelated third party of the Subservicer without the Insurer's consent:

          (i)     title and document perfection follow-up;

          (ii) investigation and administration of bankrupt accounts, excluding collections activities on such accounts;

          (iii)   repossession of vehicles;

          (iv)    remarketing of vehicles;

          (v)     hiring of counsel regarding lien filings;

          (vi)    skip tracing;

          (vii)   maintenance of lockbox accounts; and

          (viii)  insurance tracking.

     All other subservicing activities may be performed by an unrelated third party or an Affiliate only with, so long as no Insurer Default shall have occurred and be continuing, the prior written consent of the Insurer. Any delegation of duties to any Affiliate or third parties shall not relieve the Subservicer of any of its obligations hereunder.

     Section 3.03.  Collection of Receivable Payments; Modification of
                    --------------------------------------------------
Receivables.  The Subservicer shall make reasonable efforts to collect all
-----------
payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures required in the Credit and Collection Policy and as it follows with respect to all comparable motor vehicle receivables that it services for itself or others. Except as otherwise provided in section 3.07, the Subservicer shall be authorized to grant extensions or adjustments on a Receivable without the prior consent of the Issuer; provided, however, that no extensions are allowed in the first 12 months of a Receivable, no extensions are allowed in consecutive months and only one extension may be granted in any one 12-month period. Subject to
Section 3.07, the Subservicer may not waive, modify or otherwise vary any provision of a Receivable, except as may be otherwise provided under the Credit and Collection Policy or this Agreement. Notwithstanding the foregoing, the Subservicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Receivable. If, as a result of the extending of payments in accordance with the Credit and Collection Policy, (i) any Receivable will be outstanding later than the last day of the Collection Period in which the Certificate Final Distribution Date occurs or (ii) a Financed Vehicle is released from the security interest, the Master Servicer shall be obligated to repurchase such Receivable pursuant to
Section 3.08. In addition, in the event that any such extension of a Receivable modifies the terms of such Receivable in such a manner as to constitute a cancellation of such Receivable and the creation of a new motor vehicle receivable that results in a deemed exchange thereof within the meaning of
Section 1001 of the Code, the Master Servicer shall purchase such Receivable pursuant to Section 3.08, and the Receivable created shall not be included in the Trust Estate. Notwithstanding the foregoing, extensions or modifications of the payment schedule of a Receivable can be made only in accordance with the Credit and Collection Policy, provided that the amount of any extension fee charged in connection with the extension of a Receivable is deposited into the Collection Account as part of Available Interest by the Master Servicer or the Subservicer in accordance with
Section 4.02(a).

     Section 3.04.  Realization Upon Receivables.
                    ----------------------------

     (a) On behalf of the Issuer, the Subservicer shall use commercially reasonable efforts, consistent with the Credit and Collection Policy, to repossess or otherwise comparably convert the ownership of any Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by the Financed Vehicle (and the Master Servicer shall specify such Receivables to the Trustees and the Insurer no later than the Determination Date following the end of the Collection Period in which the Subservicer shall have made such determination). The Subservicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with the Credit and Collection Policy, which practices and procedures may include reasonable efforts to realize upon any Dealer Recourse, selling the related Financed Vehicle at public or private sale and other actions by the Subservicer in order to realize upon such a Receivable. The Subservicer shall be entitled to recover its reasonable Liquidation Expenses with respect to each Defaulted Receivable. All Net Liquidation Proceeds realized in connection with any such action with respect to a Receivable shall be deposited by the Master Servicer or the Subservicer in the Collection Account in the manner specified in Section 4.02(a). The foregoing is subject to the proviso that, in any case in which the Financed Vehicle shall have suffered damage, the Master Servicer or the Subservicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the Liquidation Proceeds of the related Receivable by an amount greater than the amount of such expenses.

     (b) In the event repossession or foreclosure proceedings are instituted, whether by the Subservicer or otherwise, and the Subservicer obtains possession of any Financed Vehicle, the Subservicer shall manage and protect such Financed Vehicle, including the maintenance of insurance unless there is otherwise insurance relating to the Financed Vehicle, against loss and damage from the date of the commencement of such proceedings until the termination thereof and the conveyance of title, or until other disposition of the Issuer's interest in the Financed Vehicle at the expense of the Issuer. The Subservicer shall, however, only maintain such insurance while a Financed Vehicle is in the Subservicer's possession or in possession of a third party at the Subservicer's request for the purpose of being sold by that third party.

     Section 3.05.  Maintenance of Physical Damage Insurance Policies.  The
                    -------------------------------------------------
Master Servicer and the Subservicer shall, in accordance with the Credit and Collection Policy, require that so long as the related Receivable has a Principal Balance of more than $2,500, the related Obligor shall maintain physical damage insurance covering such Financed Vehicle.

     Section 3.06.  Maintenance of Security Interests in Financed Vehicles.
                    ------------------------------------------------------
The Master Servicer shall, in accordance with the Credit and Collection Policy and at its own expense, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Master Servicer is hereby authorized to take such steps as are necessary to reperfect such security interest on behalf of the Issuer and the Indenture Trustee in the event the Master Servicer receives notice of, or otherwise has actual knowledge of, the fact that such security interest is not perfected as a result of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, to grant to the Issuer a first priority perfected security interest in the related Financed Vehicle, the Master Servicer hereby agrees to serve as the agent of the Issuer for the purpose of perfecting the security interest of the Issuer in such Financed Vehicle and agrees that the Master Servicer's listing as the secured party on the certificate of title is solely in its capacity as agent of the Issuer.

     Section 3.07.  Covenants of Master Servicer and the Subservicer.  Each of
                    ------------------------------------------------
the Master Servicer and the Subservicer makes the following covenants on which the Issuer shall rely in accepting the Receivables in trust pursuant to Section 2.01:

          (i)       Liens in Force.  Except upon the payment in full of a
                    -------------
     Receivable or as otherwise contemplated by this Agreement or applicable law, it shall not release in whole or in part any Financed Vehicle from the security interest securing the related Receivable.

          (ii)      No Impairment.  It shall do nothing to impair the rights of
                    -------------
     the Issuer, the Trustees, the Securityholders or the Insurer in the Receivables (pursuant to an amendment or modification of any Receivable or otherwise), except as provided herein.

          (iii)     No Amendments.  It shall not amend or otherwise modify any
                    -------------
     Receivable such that the last Monthly Payment is extended beyond the last day of the month in which the Certificate Final Distribution Date occurs, or either the Amount Financed or the APR is altered.

     Section 3.08.  Purchase of Receivables Upon Breach.  Upon discovery by the
                    -----------------------------------
Depositor, the Insurer, the Master Servicer, the Subservicer or the Issuer or upon the actual knowledge of the Indenture Trustee of a breach of any of the covenants of the Master Servicer or the Subservicer set forth in Section 3.07 that materially and adversely affects the interests of the Issuer, the Insurer, the Trustees or the Securityholders in any Receivable, or if an improper extension, rescheduling or modification of a Receivable is made by the Master Servicer or the Subservicer as described in Section 3.03, the party discovering such breach shall give prompt written notice to the others, the Indenture Trustee and the Insurer. As of the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach (or, at the Master Servicer's election, the last day of the Collection Period in which it discovers or receives notice of such breach) the Master Servicer shall, unless such breach or impropriety shall have been cured in all material respects, purchase from the Issuer such Receivable. In consideration of the purchase of any such Receivable, on the related Deposit Date the Master Servicer shall remit the Repurchase Payment to the Collection Account in the manner specified in Section 4.04. The sole remedy of the Issuer, the Trustees or the Securityholders against the Master Servicer or the Subservicer with respect to a breach pursuant to Section 3.03 or 3.07 shall be to require the Master Servicer to purchase the related Receivables pursuant to this Section, except as otherwise provided in Section 6.02. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

     Section 3.09.  Servicing Fee; Payment of Certain Expenses by Master
                    ----------------------------------------------------
Servicer.  As compensation for the performance of its obligations hereunder, the
--------
Master Servicer shall be entitled to receive on each Distribution Date the Servicing Fee. The Servicing Fee in respect of a Collection Period shall be calculated based on a 360-day year comprised of twelve 30-day months. In addition, the Master Servicer shall also be entitled to receive as additional servicing compensation all late fees, prepayment charges and other administrative fees and expenses or similar charges (other than extension fees) allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables; provided, however, such fees shall not form a part of the Servicing Fee and the Master Servicer shall be entitled to such fees as and when collected. On each Distribution Date the Master Servicer shall pay the Subservicer the Subservicer Fee, together with any unpaid Subservicer Fee with respect to one or more prior Collection Periods. The Master Servicer shall pay all expenses incurred by it in connection with the activities under this Agreement (including fees and disbursements of the independent accountants, taxes imposed on the Master Servicer, expenses incurred in connection with distributions and reports to Securityholders and all other fees and expenses not expressly stated under this Agreement to be for the account of the Securityholders), except expenses incurred in realizing upon Receivables under
Section 3.04.

     Section 3.10.  Master Servicer's Certificate.  On or before each
                    -----------------------------
Determination Date, the Master Servicer shall deliver to the Depositor, the Trustees, the Insurer and each Rating Agency a Master Servicer's Certificate containing all information necessary to make the distributions required by Sections 4.05 and 4.06 in respect of the related Collection Period on the related Distribution Date and all information necessary for the Trustees to send statements to Securityholders pursuant to Section 4.08. The Master Servicer shall also specify to the Trustees and the Insurer, no later than the Determination Date following the last day of a Collection Period as of which the Seller shall be required to repurchase or the Master Servicer shall be required to purchase a Receivable, the identity of any such Receivable and the identity of any Receivable which the Master Servicer shall have determined to be a Defaulted Receivable during such Collection Period. Receivables purchased or to be purchased by the Master Servicer or the Seller and Receivables as to which the Master Servicer has determined during such Collection Period to be Defaulted Receivables and with respect to which payment of the Repurchase Payment has been provided from whatever source as of last day of such Collection Period shall be identified by the Seller's account number with respect to such Receivable (as specified in the Receivables Schedule).

     Section 3.11.  Annual Statement as to Compliance; Notice of Default.
                    ----------------------------------------------------

     (a) The Master Servicer shall deliver to the Depositor, the Trustees, the Insurer and each Rating Agency, on or before 90 days after the end of each fiscal year, commencing with the fiscal year ended December 31, 2001, an Officer's Certificate of the Master Servicer, stating that (i) a review of the activities of the Master Servicer during the preceding 12-month period ended December 31 (or, if applicable, such shorter period in the case of the first such Officer's Certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Master Servicer and the Subservicer shall deliver to the Depositor, the Trustees, the Insurer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying the nature and status of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Termination Event or Subservicer Termination Event.

     Section 3.12.  Annual Accountants' Report.  The Master Servicer shall cause
                    --------------------------
a firm of independent accountants (who may also render other services to the Master Servicer or to the Depositor) to deliver to the Depositor, the Trustees and the Insurer on or before April 30 of each year, beginning with the April 30 that is at least four months after the Closing Date, a report with respect to the preceding 12-month period ended December 31 (or, if applicable, such shorter period in the case of the first such report) to the effect that such accountants have examined certain records and documents relating to the servicing of the Receivables under this Agreement including an examination of the Subservicer's operational procedures (using procedures specified in such report, which procedures shall be substantially in compliance with generally accepted auditing standards) and that nothing has come to their attention indicating that such servicing has not been conducted in compliance with the Credit and Collection Policy or the customary servicing procedures of the Master Servicer, including the procedures set forth in this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report. Such report shall also indicate that the firm is independent with respect to the Depositor and the Master Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     Section 3.13.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
Receivables.  Subject to Section 2.06(b), each of the Master Servicer and the
-----------
Subservicer shall provide to the Depositor, the Trustees and the Insurer reasonable access to the documentation regarding the Receivables. Each such entity shall provide such access to any Securityholder only in such cases where such Securityholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours which does not unreasonably interfere with the normal operations or customer or employee relations of the Master Servicer or the Subservicer, at the respective offices of the Master Servicer and the Subservicer. Nothing in this Section shall derogate from the obligation of the Master Servicer and the Subservicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer and the Subservicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Each Securityholder, by its acceptance of the related Security or a beneficial interest therein, and the Insurer shall be deemed to have agreed to keep any information obtained by it pursuant to this Section confidential, except as may be required by applicable law.

     Section 3.14.  Amendments to Receivables Schedule.  If the Master Servicer,
                    ----------------------------------
during a Collection Period, assigns to a Receivable an account number that differs from the original account number identifying such Receivable on the Receivables Schedule, the Master Servicer shall deliver to the Depositor and the Trustees on or before the Distribution Date relating to such Collection Period an amendment to the Receivables Schedule reporting the newly assigned account number, together with the old account number of each such Receivable. The first such delivery of amendments to the Receivables Schedule shall include monthly amendments reporting account numbers appearing on the Receivables Schedule with the new account numbers assigned to such Receivables during any prior Collection Period.

     Section 3.15.  Reports to Securityholders and Rating Agencies.
                    ----------------------------------------------

     (a) At the expense of the Issuer, the Indenture Trustee shall provide to any Note Owner and the Owner Trustee shall provide to any Certificateholder who so requests in writing a copy of (i) any Master Servicer's Certificate, (ii) any annual statement as to compliance described in Section 3.11(a), (iii) any annual accountants' report described in Section 3.12, (iv) any statement to Securityholder pursuant to Section 4.08 or (v) any Basic Document (without Schedules or Exhibits). The Indenture Trustee or the Owner Trustee, as applicable, may require such Securityholder or Note Owner to pay a reasonable sum to cover the cost of the Trustee's complying with such request.

     (b)  The Master Servicer shall forward to each Rating Agency a copy of each
(i) Master Servicer's Certificate, (ii) annual statement as to compliance described in Section 3.11(a), (iii) Officer's Certificate of the Master Servicer described in Section 3.11(b), (iv) annual accountants' report pursuant to
Section 3.12, (v) statement to Securityholders pursuant to Section 4.08 and (vi) other report it may receive pursuant to this Agreement, the Trust Agreement or the Indenture.

     Section 3.16.  Reports to the Commission.  The Depositor shall, on behalf
                    -------------------------
of the Issuer, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. The Master Servicer shall, at its expense, cooperate in any reasonable request made by the Depositor in connection with such filings.

                                 ARTICLE FOUR

                         DISTRIBUTIONS; RESERVE FUND;
                         STATEMENTS TO SECURITYHOLDERS

     Section 4.01.  Establishment of Accounts.
                    -------------------------

     (a) The Master Servicer shall establish and maintain an Eligible Account with and in the name of the Indenture Trustee for the benefit of (i) the Securityholders and the Insurer (the "Collection Account"), (ii) the Noteholders (the "Note Distribution Account") and (iii) the Securityholders and the Insurer (the "Reserve Fund"), in each case bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the related Securityholders and, in the case of the Collection Account and the Reserve Fund, the Insurer. Except as otherwise provided in this Agreement, in the event that the Indenture Trustee is no longer an Eligible Institution, the Master Servicer shall, with the assistance of the Indenture Trustee as necessary, cause the Accounts to be moved to an Eligible Institution.

     (b) To the extent permitted by applicable laws, rules and regulations, all amounts held in the Collection Account, the Note Distribution Account and the Reserve Fund shall be either invested by the Indenture Trustee in Permitted Investments selected in writing by the Master Servicer or maintained in cash. Earnings on investment of funds in the Accounts (other than the Reserve Fund) and the Certificate Distribution Account (net of losses and investment expenses) shall be part of Available Interest and any losses and investment expenses shall be charged against the funds on deposit in the related Account.

          (i) Except as otherwise provided in Section 4.01(b), the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the related Securityholders and, to the extent applicable, the Insurer.

          (ii) Notwithstanding anything else contained herein, the Master Servicer agrees that each Account and the Certificate Distribution Account will be established only with an Eligible Institution which agrees substantially as follows: (A) it will comply with Entitlement Orders related to such account issued by the Indenture Trustee without further consent by the Master Servicer; (B) until termination of this Agreement, it will not enter into any other agreement related to such account pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee; (C) all Account Collateral delivered or credited to it in connection with such account and all proceeds thereof will be promptly credited to such account; (D) it will treat all Account Collateral as Financial Assets; and (E) all Account Collateral will be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Eligible Institution maintaining the related Account or the Certificate Distribution Account in accordance with such Eligible Institution's customary procedures such that such Eligible Institution establishes a Security Entitlement in favor of the Indenture

     Trustee with respect thereto over which the Indenture Trustee (or such other Eligible Institution) has Control.

          (iii) The Master Servicer shall have the power, revocable by the Indenture Trustee, by the Owner Trustee with the consent of the Indenture Trustee or by the Insurer provided that no Insurer Default shall have occurred, to instruct the Indenture Trustee to make withdrawals and payments from the Accounts and the Certificate Distribution Account for the purpose of permitting the Master Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     (c) Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until all Securities and the Insurer have been paid in full and the Issuer is terminated pursuant to Section 9.01 of the Trust Agreement.

     Section 4.02.  Collections.
                    -----------

     (a) The Master Servicer shall instruct or otherwise cause all Obligors at all times to make all payments on or in respect of the Receivables and the Financed Vehicles directly to a lock-box account acceptable to the Rating Agencies and, so long as no Insurer Default shall have occurred and be continuing, the Insurer. Within two Business Days of receipt of deposit of such amounts into the lock-box account, the Master Servicer will deposit or cause to be deposited such amounts to the Collection Account. All other monies, including any extension fees and Net Liquidation Proceeds, paid to the Master Servicer or the Subservicer on or in respect of the Receivables and the Financed Vehicles will be deposited to the Collection Account within two Business Days after receipt thereof.

     (b) Notwithstanding the provisions of Section 4.02(a), so long as IMAC is acting as the Master Servicer, and subject to the conditions set forth below, the Master Servicer may be permitted to make remittances of collections on a less frequent basis than that specified in Section 4.02(a) upon compliance with the specific terms and conditions set forth below in this Section and for so long as such terms and conditions are fulfilled. Accordingly, notwithstanding the provisions of Section 4.02(a), the Master Servicer will be permitted to remit such collections to the Collection Account in immediately available funds no later than 12:00 P.M., Los Angeles time, on each Deposit Date but only for so long as (i)(A) the Master Servicer shall be IMAC, (B) except as provided in clause (ii) below, the short-term credit rating of the Master Servicer is at least equal to the Required Rating by each Rating Agency, and so long as no Insurer Default shall have occurred and be continuing, the written consent of the Insurer shall have been obtained and (C) no Master Servicer Termination Event shall have occurred and not have been waived; provided, however, that immediately following the non-compliance with clause (B) above or in the event that an event of the nature specified in Section 7.01(v) has occurred (notwithstanding any period of grace contained in such clause), the Master Servicer shall remit such collections to the Collection Account on a daily basis within two Business Days of receipt thereof, or (ii)(A) the conditions specified in clause (i)(A) and (C) above are satisfied and (B) the Master Servicer shall have obtained, so long as no Insurer Default shall have occurred and be continuing, the prior written consent of the Insurer (1) a Servicer Letter of Credit issued by a depository institution or insurance company, as the case may be, having a short-term credit rating at least equal to the Required Rating and providing that the Indenture Trustee may draw thereon in the event that the Master Servicer fails to deposit collections into the Collection Account on a monthly basis or (2) a surety bond, insurance policy or other deposit of cash or securities satisfactory to the Indenture Trustee and each Rating Agency; provided that in connection with clause (ii) above, the Master Servicer provides to the Indenture Trustee and the Insurer from each Rating Agency for which the Master Servicer's then-current short-term credit rating is not at least equal to the Required Rating for such Rating Agency, a letter to the effect that the satisfaction of the conditions in clause (ii) above and allowing the Master Servicer to make monthly deposits will not result in a qualification, reduction or withdrawal of its then-current rating of any Securities and, if applicable, an Officer's Certificate from the Master Servicer to the effect that the Master Servicer's then-current short-term credit rating is at least equal to the Required Rating from each other Rating Agency, if any; and, provided further, that if the Master Servicer shall have obtained a Servicer Letter of Credit in accordance with clause (ii) above, the Master Servicer shall be required to remit collections to the Collection Account on each Business Day to the extent that the aggregate amount of collections described in Section 4.02(a) and received during such Collection Period exceeds the Servicer Letter of Credit amount. The Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (i)(C) above that would require daily remittance by the Master Servicer to the Collection Account unless a Responsible Officer has received notice of such event or circumstance from the Depositor or the Master Servicer in an Officer's Certificate, from Securityholders or the Insurer as provided in Section 7.01 or from the Letter of Credit Bank. For purposes of this Article the phrase "payments made on behalf of Obligors" shall mean payments made by Persons other than the Depositor, the Master Servicer or the Letter of Credit Bank, if any.

     Section 4.03.  Application of Collections.  On each Distribution Date, all
                    --------------------------
collections on or in respect of the Receivables for the related Collection Period shall be applied by the Master Servicer as follows:

          (a) With respect to each Receivable (other than a Repurchased Receivable), payments made by or on behalf of the Obligor shall be applied first to the Monthly Payment with respect to such Receivable in accordance with the simple interest method. Any amount remaining after the application described in the preceding sentence shall be applied to prepay the unpaid principal balance of such Receivable.

          (b) With respect to each Repurchased Receivable, payments made by or on behalf of the Obligor shall be applied in the same manner. A Repurchase Payment shall be applied to the Monthly Payment, in each case to the extent that the payments by the Obligor shall be insufficient to fully repay the Receivable, and then to prepay the unpaid principal balance of such Receivable in full.

     Section 4.04.  Additional Deposits.
                    -------------------

     (a)  The following additional deposits shall be made to the Collection
Account: (i) the Seller shall remit the aggregate Repurchase Payments with respect to Repurchased Receivables pursuant to Section 2.04 or the amount required upon the optional purchase of all Receivables by the Master Servicer pursuant to Section 8.01 and (ii) the Master Servicer shall remit (A) any extension fee charged in connection with the extension of a Receivable pursuant to Section 3.03,

(B) the aggregate Repurchase Payments with respect to Repurchased Receivables pursuant to Section 3.08 and (C) the amount required upon the optional purchase of all Receivables by the Master Servicer pursuant to Section 8.01.

     (b) All deposits required to be made in respect of a Collection Period pursuant to this Section by the Master Servicer or the Subservicer, as the case may be, may be made in the form of a single deposit and shall be made in immediately available funds, no later than 2:00 p.m., Los Angeles time, on the related Deposit Date.

     Section 4.05. Distributions.
                   -------------

     (a) On each Determination Date, the Master Servicer shall calculate the following amounts:

           (i)     the Available Collections for the following Distribution
     Date;

           (ii) the Servicing Fee for the related Collection Period and any unpaid Servicing Fee with respect to one or more prior Collection Periods;

           (iii) the Note Interest Distributable Amount for each class of Notes for the following Distribution Date;

           (iv) the Certificate Interest Distributable Amount for the following Distribution Date;

           (v) the Note Principal Distributable Amount for the following Distribution Date;

           (vi) the Certificate Principal Distributable Amount for the following Distribution Date;

           (vii) the Insurance Premium for the following Distribution Date plus any overdue Insurance Premiums for previous Distribution Dates;

           (viii) the aggregate amount of any unreimbursed payments under the Insurance Policy, including any amount deposited by the Insurer pursuant to
     Section 5.02(d) or (e) of the Indenture, to the extent payable to the Insurer under the Insurance Agreement plus accrued interest on any unreimbursed payments under the Insurance Policy, including any amount deposited by the Insurer pursuant to Section 5.02(d) or (e) of the Indenture, at the rate provided in the Insurance Agreement plus any other amounts due the Insurer under the Insurance Agreement and any other Basic Document plus any unreimbursed Insurer Defense Costs (collectively, the "Unreimbursed Insurance Payments");

           (ix) the Subservicer Fee for the related Collection Period and any unpaid Subservicer Fee with respect to one or more prior Collection Periods;

           (x) the sum of the amounts described in clauses (ii) through (vi) above (the "Required Payment Amount"); and

         (xi) the sum of the amounts described in clauses (vii) and (viii) above (the "Insurance Payment Amount").

     (b) On each Determination Date, the Master Servicer shall calculate the following amounts:

         (i) the lesser of (A) the amount, if any, by which the sum of the Required Payment Amount for the related Distribution Date plus the Insurance Payment Amount for such Distribution Date exceeds the Available Collections for such Distribution Date and (B) the Reserve Fund Amount for such Distribution Date (before giving effect to any deposits to or withdrawals from the Reserve Fund on such related Distribution Date);

         (ii) the amount, if any, by which the Required Payment Amount for the related Distribution Date exceeds the sum of the Available Collections for such Distribution Date plus the Reserve Fund Draw Amount for such Distribution Date;

         (iii) the Reserve Fund Amount for the related Distribution Date (after giving effect to the withdrawal of the Reserve Fund Draw Amount for such Distribution Date); and

         (iv) the amount, if any, by which the Required Reserve Fund Balance for the related Distribution Date exceeds the Reserve Fund Amount for such Distribution Date (after giving effect to the withdrawal of the Reserve Fund Draw Amount for such Distribution Date) (such excess, the "Reserve Fund Deficiency").

     On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee to transfer the Reserve Fund Draw Amount, if any, for such Distribution Date from the Reserve Fund to the Collection Account; provided, however, that, if the Notes have been declared immediately due and payable following an Event of Default (as defined in the Indenture), the Master Servicer shall instruct the Indenture Trustee to transfer directly to the Insurer the portion, if any, of such Reserve Fund Draw Amount payable in respect of the Insurance Payment Amount.

     (c) If the Master Servicer determines on any Determination Date that the Available Collections for the following Distribution Date and the Reserve Fund Draw Amount for such Distribution Date will be insufficient to pay in full the Required Payment Amount for such Distribution Date, the Master Servicer shall deliver to the Indenture Trustee, with a copy to the Insurer, the Owner Trustee and the Fiscal Agent, no later than 2:00 p.m., New York City time, on such Determination Date, a written notice specifying the Policy Claim Amount for such Distribution Date. The Indenture Trustee shall, no later than 12:00 p.m., New York City time, on the second Business Day prior to such Distribution Date, make a claim under the Insurance Policy for such Policy Claim Amount by delivering to the Insurer and the Fiscal Agent, with a copy to the Depositor and the Master Servicer, a Notice for Payment (as defined in and attached as Exhibit A to the Insurance Policy) for such Policy Claim Amount. In making any such claim, the Indenture Trustee shall act on behalf of the Noteholders and the Certificateholders and shall comply with all the terms and conditions of the Insurance Policy. The Indenture Trustee shall, upon receipt, deposit such Policy Claim Amount in the Collection Account.

     (d) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the related Master Servicer's Certificate) to make the following deposits and distributions for receipt by the applicable party or deposit in the applicable account by 8:00 a.m., Los Angeles time, to the extent of Available Funds, in the following order of priority:

          (i) to the Master Servicer, the Servicing Fee plus any unpaid Servicing Fee with respect to one or more prior Collection Periods; provided, however, that to the extent the Master Servicer fails to pay the Subservicer the related Subservicer Fee pursuant to Section 3.09 and any Subservicer Fee with respect to one or more prior Collection Periods, an amount equal to the lesser of the amount otherwise payable to the Master Servicer and the amount owing to the Subservicer plus any unpaid Subservicer Fee with respect to one or more prior Collection Periods will instead be paid to the Subservicer and the remainder of such amount, if any, will be paid to the Master Servicer;

          (ii) to the Note Distribution Account, the Note Interest Distributable Amount to be distributed to the Noteholders; provided, however, if the amount available to pay the amounts described in this clause is insufficient, interest will be paid pro rata on all Classes of Notes;

          (iii) to the Certificate Distribution Account, so long as the maturity of the Notes has not been accelerated pursuant to Section 5.02 of the Indenture, the Certificate Interest Distributable Amount; provided, however, if an Event of Default has occurred and the Notes have been accelerated, amounts in this clause will instead be paid under clause (v);

          (iv) to the Note Distribution Account, the Note Principal Distributable Amount which shall be distributed in the following order of priority:

                 (A) so long as the maturity of the Notes has not been accelerated pursuant to Section 5.02 of the Indenture, first, to the Class A-1 Noteholders until they are paid in full, second, to the Class A-2 Noteholders until they are paid in full, third, to the Class A-3 Noteholders until they are paid in full and fourth, to the Class A-4 Noteholders until they are paid in full; and

                 (B) if the maturity of the Notes has been accelerated after an Event of Default pursuant to Section 5.02 of the Indenture, to the Holders of each Class of Notes pro rata, until they are paid in full;

          (v)    if the maturity of the Notes has been accelerated pursuant to
     Section 5.02 of the Indenture, to the Certificate Distribution Account, the Certificate Interest Distributable Amount;

          (vi) to the Certificate Distribution Account, the Certificate Principal Distributable Amount;

         (vii) to the Insurer, the Insurance Premium for such Distribution Date plus any overdue Insurance Premium for previous Distribution Dates;

         (viii) to the Insurer, the Unreimbursed Insurance Payments;

         (ix) if the maturity of the Notes has been accelerated following an Event of Default pursuant to Section 5.02 of the Indenture, to the Note Distribution Account, an amount equal to the Note Balance as of such Distribution Date (before giving effect to the application of Available Funds on such Distribution Date) minus the Note Principal Distributable Amount for such Distribution Date, paid pro rata on all Classes of Notes until they have been paid in full;

         (x) to the Reserve Fund, the amount, if any, necessary to reinstate the balance in the Reserve Fund up to the Required Reserve Fund Balance;

         (xi) to the Subservicer, any remaining unpaid Subservicer Fee for the related Collection Period plus any remaining unpaid Subservicer Fee with respect to one or more prior Collection Periods; and

         (xii) to the Seller, as holder of the Residual Interest, any remaining Available Funds.

     (e) The Indenture Trustee shall provide prompt written notice to the Insurer of any action or proceeding known to the Indenture Trustee seeking to recover all or any portion of any payment made to the Noteholders or the Certificateholders as a voidable preference under the United States Bankruptcy Code (11 U.S.C.), as amended from time to time. If the Indenture Trustee has received a Final Order with respect to a preference payment, it shall promptly notify the Insurer of such Final Order and shall comply with the provisions of the Insurance Policy to obtain payment by the Insurer of such preference payment. The Indenture Trustee shall furnish to the Insurer such information as the Insurer shall reasonably request with respect to such preference payment.

     Section 4.06.    Reserve Fund.
                      ------------

     (a) On the Closing Date, the Seller will deposit, on behalf of the Depositor, the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the sale of the Securities. The Reserve Fund shall be the property of the Issuer subject to the rights of the Indenture Trustee in the Reserve Fund Collateral.

     (b) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee to transfer the Reserve Fund Draw Amount, if any, for such Distribution Date from the Reserve Fund to the Collection Account; provided, however, that, if the Notes have been declared immediately due and payable following an Event of Default (as defined in the Indenture), the Master Servicer shall instruct the Indenture Trustee to transfer directly to the Insurer the portion, if any, of such Reserve Fund Draw Amount payable in respect of the Insurance Payment Amount.

     (c) All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Fund shall upon the written direction of the Master Servicer, be paid to the Seller, as holder of the Residual Interest, to the extent that the funds therein exceed the Required Reserve Fund Balance.
Upon any distribution to the Seller of amounts in excess of the Required Reserve Fund Balance, the Securityholders, the Trustees and the Insurer will have no rights in, or claims to, such amounts.

     (d) If the Note Balance and the Certificate Balance, and all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to the Noteholders, the Certificateholders or the Insurer, have been paid in full and the Issuer has been terminated, any remaining funds on deposit in the Reserve Fund shall be distributed to the Seller, as holder of the Residual Interest.

     Section 4.07.    Net Deposits.  For so long as IMAC shall be the Master
                      ------------
Servicer and CITSF shall be the Subservicer, the Seller, the Master Servicer, the Subservicer and the Indenture Trustee may make any remittances pursuant to this Article net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

     Section 4.08.    Statements to Securityholders.
                      -----------------------------

     (a) On each Distribution Date, the Master Servicer shall provide to the Owner Trustee (with copies to the Depositor, the Insurer, the Rating Agencies and each Paying Agent) to forward to each Certificateholder of record, and to the Indenture Trustee to forward to each Noteholder of record a statement, based on the related Master Servicer's Certificate setting forth at least the following information as to the Securities with respect to the related Distribution Date and Collection Period, to the extent applicable:

          (i) the amount of such distribution allocable to principal for each Class of Notes and the Certificates;

          (ii) the amount of such distribution allocable to current and overdue interest (including any interest on overdue interest), as allocated to each Class of Notes and the Certificates;

          (iii) the Available Collections;

          (iv) the aggregate amount of Receivables that became Defaulted Receivables during the related Collection Period;

          (v) the Pool Balance as of the close of business on the last day of the related Collection Period;

          (vi) the Note Distributable Amount, the Certificate Distributable Amount and the Available Funds;

          (vii) the Servicing Fee paid to the Master Servicer with respect to the related Collection Period;

          (viii) the Subservicer Fee paid to the Subservicer with respect to the related Collection Period;

          (ix) the aggregate outstanding principal balance of each Class of Notes, the Note Pool Factor with respect to each Class of Notes, the Certificate Balance and the Certificate Pool Factor (in each case after giving effect to payments allocated to principal reported under clause (i) above);

          (x)     the amount of Trust Fees and Expenses;

          (xi)    the Insurance Premiums;

          (xii)   the Unreimbursed Insurance Payments, if any;

          (xiii)  the Insurance Payment Amount, if any;

          (xiv) the Reserve Fund Amount on such Distribution Date, after giving effect to all deposits thereto and withdrawals therefrom made on such Distribution Date or the related Deposit Date, if any, and the change in such balance from the immediately preceding Distribution Date;

          (xv)    the Reserve Fund Draw Amount, if any;

          (xvi) the aggregate Repurchase Amount of Receivables repurchased by the Seller or purchased by the Master Servicer, if any, with respect to the related Collection Period;

          (xvii) the number and aggregate Principal Balance of Receivables that were 31-60 days, 61-90 days and 91 days or more delinquent as of the last day of the preceding Collection Period; and

          (xviii) the Net Losses with respect to the related Collection Period.

     Each amount set forth on the Distribution Date statement under clauses (i),
(ii) and (v) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note or the Initial Certificate Balance of a Certificate, as the case may be.

     (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Issuer, but not later than the latest date permitted by law, the related Trustee shall mail to each Person who at any time during such calendar year shall have been a Securityholder, a statement, prepared by the Master Servicer, containing certain information for such calendar year or, in the event such Person shall have been a Securityholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns. In addition, the Master

Servicer shall furnish to the Trustees for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

     Section 4.09.    Insurance Policy Matters.
                      ------------------------

     (a) The Indenture Trustee hereby agrees on behalf of the Noteholders (and each Noteholder, by its acceptance of its Notes or a beneficial interest therein, hereby agrees) for the benefit of the Insurer that the Indenture Trustee shall recognize that to the extent the Insurer makes a payment under the Insurance Policy, either directly or indirectly (by paying through the Indenture Trustee) to the Noteholders, the Insurer will be entitled to be subrogated to the rights of the Noteholders to the extent of such payment made under the Insurance Policy. Any rights of subrogation acquired by the Insurer as a result of any payment made under the Insurance Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due under the Notes.

     (b) The Owner Trustee hereby agrees on behalf of the Certificateholders (and each Certificateholder, by its acceptance of its Certificates or a beneficial interest therein, hereby agrees) for the benefit of the Insurer that the Indenture Trustee shall recognize that to the extent the Insurer makes a payment under the Insurance Policy, either directly or indirectly (by paying through the Indenture Trustee) to the Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Certificateholders to the extent of such payment made under the Insurance Policy. Any rights of subrogation acquired by the Insurer as a result of any payment made under the Insurance Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due under the Certificates.

     (c) The Indenture Trustee, for itself and on behalf of the Noteholders, and the Insurer, for itself and on behalf of the Certificateholders, hereby agree that the Insurer may at any time during the continuation of any proceeding relating to a Final Order direct all matters relating to such Final Order, including the direction of any appeal of any order relating to such Final Order and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated, to the extent of any payments made under the Insurance Policy, to the rights of the Depositor, the Seller, the Master Servicer, the Subservicer, the Issuer, the Indenture Trustee and the Securityholders in the conduct of any preference claim, including all rights of any party to any adversarial proceeding or action with respect to any court order issued in connection with any such preference claim.

     (d) The Insurer will at any time, and from time to time, have the option (but not be required, except in accordance with the terms of the Insurance Policy) to make payments of fees or expenses of any provider of services to the Trust, including but not limited to the Indenture Trustee or the Owner Trustee with respect to such Distribution Date. Any such payments made by the Insurer will be reimbursed to the Insurer pursuant to Section 4.05(d)(viii).

                                 ARTICLE FIVE


                                 THE DEPOSITOR

     Section 5.01.  Representations and Warranties of Depositor.  The Depositor
                    -------------------------------------------
makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Receivables. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing.  The Depositor has been duly
               ------------------------------
     organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables.

          (b)  Due Qualification.  The Depositor is duly qualified to do
               -----------------
     business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Depositor, materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, the Trust Agreement, any of the other Basic Documents, the Receivables, the Notes or the Certificates.

          (c)  Power and Authority.  The Depositor has the power and authority
               -------------------
     to execute, deliver and perform its obligations under this Agreement and the other Basic Documents to which it is a party. The Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party has been duly authorized by the Depositor by all necessary limited liability company action.

          (d)  Valid Sale; Binding Obligation.  This Agreement evidences a valid
               ------------------------------
     sale, transfer and assignment of the Receivables to the Issuer, enforceable against creditors of and purchasers from the Depositor, and constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (e)  No Violation.  The execution, delivery and performance by the
               ------------
     Depositor of this Agreement and the other Basic Documents to which the Depositor is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time, or both) a default under, the certificate of formation or limited liability company agreement of the Depositor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time, or both) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

          (f)        No Proceedings.  There are no proceedings or investigations
                     --------------
     pending, or to the Depositor's knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Basic Documents or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Securities.

     Section 5.02.   Liability of Depositor; Indemnities.  The Depositor shall
                     -----------------------------------
be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, which obligations shall include the following:

          (a) The Depositor shall indemnify, defend and hold harmless the Issuer, the Trustees, the Subservicer, the Insurer and the Securityholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee, the Insurer and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party and
     (ii) the Depositor's violation of federal or state securities laws in connection with the offering and sale of the Securities.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

     Section 5.03.    Merger, Consolidation or Assumption of the Obligations of
     ---------------  ---------------------------------------------------------
Depositor; Certain Limitations.
------------------------------

     (a) Any Person (i) into which the Depositor shall be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Depositor shall be a party or (iii) that shall succeed by purchase and assumption to all or substantially all of the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor under this Agreement without the execution or filing of any other document or any further act on the part of any of the parties to this Agreement; provided, however, that (A) the Depositor shall have delivered to the Owner Trustee, the Insurer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section, (B) the Depositor shall have delivered to the Owner Trustee, the Insurer and the Indenture Trustee an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to fully preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to fully preserve and protect such interest and (C) the Rating Agency Condition shall have been satisfied and, unless an Insurer Default shall have occurred and be continuing, the written consent of the Insurer shall have been obtained. The Depositor shall provide prior written notice of any merger, conversion, consolidation or succession pursuant to this Section to the Insurer. Notwithstanding anything to the contrary contained herein, the execution of the foregoing agreement of assumption and compliance with clauses (A), (B) and (C) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above

     (b) (i) Subject to paragraph (ii) below, the purpose of the Depositor shall be to engage in any lawful activity for which a limited liability company may be organized under the general limited liability company law of Delaware other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the Delaware Limited Liability Company Act.

          (ii) Notwithstanding paragraph (b)(i) above, the purpose of the Depositor shall be limited to the conduct or promotion of the following activities: (A) to acquire retail installment contracts, purchase money notes or other notes between motor vehicle dealers or lenders and purchasers of new and used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or commercial vehicles (the "Motor Vehicle Receivables"); (B) to act as settlor or grantor of one or more trusts or special purpose entities (each, a "Securitization Trust") formed pursuant to a trust agreement or other agreement for the purpose of issuing one or more series or classes of certificates, bonds, notes or other evidences of interest or indebtedness secured by or representing beneficial interests in the Motor Vehicle Receivables; (C) to acquire, lease, own, hold, sell, transfer, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with, publicly or privately held and whether with unrelated third parties or with affiliated entities, retail installment sale contracts, purchase money notes or other notes between motor vehicle dealers or lenders and purchasers of Motor Vehicle Receivables;

     (D) to acquire securities or other property of a Securitization Trust (including remainder interests in collateral or reserve accounts) or any interest in any of the foregoing; (E) to issue, authorize, sell and deliver securities or other instruments secured or collateralized by the securities; (F) to own equity interests in other limited liability companies or partnerships whose purposes are substantially restricted to those described in clauses (A) through (E) above; (G) to borrow money other than pursuant to clause (C) above, but only to the extent that such borrowing is permitted by the terms of the transactions contemplated by clauses (A) through (F) above; and (H) to (1) negotiate, authorize, execute, deliver or assume or perform the obligations under any agreement, instrument or document relating to the activities set forth in clauses (A) through (G) above, including the Basic Documents (as defined in the limited liability company agreement of the Depositor) and (2) engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes, including the entering into of interest rate or basis swap, cap, floor or collar agreements, currency exchange agreements or similar hedging transactions and referral, management, servicing and administration agreements. So long as any outstanding debt of the Depositor or securities are rated by any nationally recognized statistical rating organization, the Depositor shall not issue notes or otherwise borrow money unless (A) the Depositor has made a written request to the related nationally recognized statistical rating organization to issue notes or incur borrowings, which notes or borrowings are rated by the related nationally recognized statistical rating organization the same as or higher than the rating afforded any outstanding rated debt or securities, or (B) such notes or borrowings (1) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or securities) or are nonrecourse against any assets of the Depositor other than the assets pledged to secure such notes or borrowings, (2) do not constitute a claim against the Depositor in the event such assets are insufficient to pay such notes or borrowings and (3) where such notes or borrowings are secured by the rated debt or securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or securities) to such rated debt or securities.

     (c) Notwithstanding any other provision of this Section and any provision of law, the Depositor shall not do any of the following:

           (i) engage in any business or activity other than as set forth in clause (b) above;

           (ii) without the unanimous written consent of the members of the Depositor and the members of the Board of Directors of the Depositor (including all independent directors of the Depositor), (A) consolidate or merge the Depositor with or into any Person or sell all or substantially all of the assets of the Depositor, (B) institute proceedings to have the Depositor be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against Depositor, (C) file a petition seeking, or consent to, reorganization or relief with respect to the Depositor under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Depositor or a substantial part of its property, (E) make any assignment for the benefit of creditors of the Depositor, (F) admit in writing the Depositor's inability to pay its debts generally as they become due, (G) take any action in furtherance of any action set forth in clauses
     (A) through (F) above or (H) to the fullest extent permitted by law, dissolve or liquidate the Depositor; or

            (iii) change the current number of independent special members under the limited liability company agreement of the Depositor delivered to the MBIA prior to the Closing Date.

     (d) The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

     Section 5.04.  Limitation on Liability of Depositor and Others.
                    ------------------------------------------------

     (a) Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Issuer, the Noteholders or the Certificateholders for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of duties under this Agreement (except for errors in judgment). The Depositor, and its directors, officers, employees and agents, may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person in respect of any matters arising under this Agreement.

     (b) The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

                                  ARTICLE SIX

              THE SELLER, THE MASTER SERVICER AND THE SUBSERVICER

     Section 6.01.  Representations of the Seller, the Master Servicer and the
                    ----------------------------------------------------------
Subservicer. Each of the Seller, the Master Servicer and the Subservicer shall
-----------
make the following representations as to themselves on which the Issuer is deemed to have relied in acquiring the Receivables. The representations shall speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

            (a)     Organization and Good Standing. It has been duly organized
                    ------------------------------
     and is validly existing as a corporation in good standing under the laws of the applicable jurisdiction, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to sell and service the Receivables and, in the case of the Subservicer, to hold the Receivable Files as custodian on behalf of the Issuer.

            (b)     Due Qualification. It is duly qualified to do business as a
                    -----------------
     foreign corporation in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in its reasonable judgment, materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents to which it is a party, the Receivables, the Notes or the Certificates.

            (c)     Power and Authority. It has the power and authority to
                    -------------------
     execute, deliver and perform its obligations under this Agreement and the other Basic Documents to which it is a party; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party has been duly authorized by it by all necessary corporate action.

            (d)     Binding Obligation. This Agreement and the other Basic
                    ------------------
     Documents to which it is a party constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

            (e)     No Violation. The execution, delivery and performance by it
                    ------------
     of this Agreement and the other Basic Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its articles of incorporation or bylaws, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it shall be bound or to which any of its properties are subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, any order, rule or regulation applicable to it or its properties of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on its earnings, business affairs or business prospects.

            (f)     No Proceedings. There are no proceedings or investigations
                    --------------
     pending, or to its best knowledge, threatened, before any court, regulatory body, administrative agency, tribunal or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance of its obligations under, or the validity or enforceability of the Receivables or the Basic Documents to which it is a party.

     Section 6.02.  Liability of Seller, Master Servicer and Subservicer;
                    -----------------------------------------------------
Indemnities.
-----------

     (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller hereunder and shall have no other obligations or liabilities hereunder. Such obligations shall include the following:

            (i) The Seller shall indemnify, defend and hold harmless the Issuer, the Insurer, the Depositor, the Trustees, the Master Servicer and the Subservicer and any of the officers, directors, employees and agents of the Issuer, the Insurer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Securities) and costs and expenses in defending against the same.

            (ii) The Seller shall indemnify, defend and hold harmless the Trustees and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and contained in the Trust Agreement, in the case of the Owner Trustee, and contained in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (A) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or gross negligence (except for errors in judgment) of the Owner

     Trustee or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (B) in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee.

            (iii) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate.

     (b) The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer hereunder and shall have no other obligations or liabilities hereunder. Such obligations shall include the following:

            (i) the Master Servicer shall defend, indemnify and hold harmless each of the Seller, the Depositor, the Owner Trustee, the Indenture Trustee and the Insurer (each, an "Indemnified Party") from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Master Servicer, the Subservicer, any Affiliate thereof or any subservicer of any Financed Vehicle;

            (ii) the Master Servicer shall indemnify, defend and hold harmless each Indemnified Party and the Subservicer, as the case may be, from and against any taxes that may at any time be asserted against each Indemnified Party and the Subservicer, as the case may be, with respect to the transactions contemplated herein or in the other Basic Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes and costs and expenses in defending against the same;

            (iii) the Master Servicer shall indemnify, defend and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon each Indemnified Party through the performance of the duties of the Master Servicer or the Subservicer or the failure of the Master Servicer or the Subservicer to perform any of its respective obligations hereunder; and

            (iv) the Master Servicer shall indemnify, defend and hold harmless the Subservicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon the Subservicer through the performance of the duties of the Master Servicer hereunder or the failure of the Master Servicer to perform any of its obligations hereunder.

     (c) Subject to Section 6.04, the Subservicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Subservicer under this Agreement. In this regard, the Subservicer shall indemnify, defend and hold harmless the Master Servicer, the Issuer, the Insurer, the Trustees, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Insurer, the Owner Trustee and the

Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities (i) arising out of or resulting from the use, ownership or operation by the Subservicer or any Affiliate thereof of a Financed Vehicle and (ii) to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Subservicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     (d) Notwithstanding anything to the contrary contained in this Section, the Master Servicer shall not be liable to any Indemnified Party or the Subservicer for any loss, liability, expense, damage or injury resulting or ensuing (i) from any fraud, negligence or willful misconduct by any Indemnified Party or the Subservicer, as the case may be, and (ii) under any federal, state or local income or franchise taxes or other taxes imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by any Indemnified Party or the Subservicer, as the case may be.

     (e) Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer or the Subservicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer or the Subservicer, as the case may be, without interest.

     (f) For purposes of this Section, in the event of a termination of the rights and obligations of CITSF (or any Successor Subservicer pursuant to Section 7.03) as Subservicer pursuant to Section 7.02 or a resignation by CITSF (or any Successor Subservicer pursuant to Section 7.03) as Subservicer pursuant to Section 6.05, CITSF (or any Successor Subservicer pursuant to Section 7.03) shall be deemed to be the Subservicer pending appointment of a Successor Subservicer (other than the Indenture Trustee) pursuant to Section 7.03. Indemnification under this Section by CITSF (or any Successor Subservicer) as Subservicer, with respect to the period such Person was (or was deemed to be) the Subservicer, shall survive the termination of such Person as Subservicer or a resignation by such Person as Subservicer as well as the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation and the fees and expenses of the Owner Trustee and the Indenture Trustee. If the Subservicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Subservicer, without interest.

     Section 6.03.  Merger, Consolidation or Assumption of the Obligations of
                    ---------------------------------------------------------
the Seller, the Master Servicer and the Subservicer. Any corporation (i) into
---------------------------------------------------
which the Seller, the Master Servicer or the Subservicer may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Seller, the Master Servicer or the Subservicer shall be a party or
(iii) which may succeed to all or substantially all of the business of the Seller, the Master Servicer or the Subservicer, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller, the Master Servicer or the Subservicer hereunder, shall be the successor to the Seller, the Master Servicer or the Subservicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Seller, the Master Servicer or the Subservicer shall, obtain the prior written consent of the Insurer to any such transfer, assignment or succession and provide notice of any merger, consolidation or succession pursuant to this Section to the Trustees and each Rating Agency.

     Section 6.04.  Limitation on Liability of the Master Servicer, the
                    ---------------------------------------------------
Subservicer and Others.
----------------------

     (a) Neither the Master Servicer, the Subservicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Issuer or any Securityholders for any action taken or for refraining from the taking of any action pursuant hereto, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer, the Subservicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer, the Subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     (b) Except as provided herein, the Master Servicer and the Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer and service the Receivables in accordance herewith, and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer and the Subservicer may undertake any reasonable action relating to the administration and servicing of the Receivables or the Financed Vehicles that it may deem reasonable or desirable in respect hereof and the rights and duties of the parties hereto.

     Section 6.05.  IMAC Not to Resign as Master Servicer; CITSF Not to Resign
                    ----------------------------------------------------------
as Subservicer. Subject to the provisions of Section 6.03, neither IMAC nor
--------------
CITSF shall resign from the obligations and duties imposed on it pursuant hereto as Master Servicer and Subservicer, respectively, under this Agreement except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which it could take to make the performance of its duties hereunder permissible under applicable law. Notice of any such determination permitting the resignation of either IMAC or CITSF shall be communicated to the Trustees and the Insurer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Depositor, the Insurer and the Trustees. No such resignation shall become effective until a Successor Master Servicer or a Successor Subservicer, as the case may be, shall have assumed the responsibilities and obligations of the Master Servicer or the Subservicer, as the case may be, in accordance with Section 7.03.

                                 ARTICLE SEVEN

              MASTER SERVICER AND SUBSERVICER TERMINATION EVENTS

     Section 7.01.  Master Servicer Termination Events. If any one of the
                    ----------------------------------
following events (each, a "Master Servicer Termination Event") shall occur and not have been waived on any day:

            (i) any failure by the Master Servicer to deliver to the related Trustee for deposit in any of the Accounts or the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of two Business Days after discovery of such failure by an officer of the Master Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (i) to the Master Servicer by the Insurer or the related Trustee or (ii) to the Master Servicer and to the Trustees by the Holders of Notes evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, by the Holders of Certificates, evidencing not less than 51% of the Certificate Balance;

            (ii) any failure by the Master Servicer duly to observe or to perform any other covenant or agreement of the Master Servicer set forth in this Agreement or any other Basic Document, which failure shall materially and adversely affect the rights of Certificateholders or Noteholders or the Insurer and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (i) to the Master Servicer by the Insurer, the Depositor or the related Trustee or (ii) to the Master Servicer and to the related Trustee by the Holders of Notes, evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, by the Holders of Certificates, evidencing not less than 51% of the Certificate Balance;

            (iii) any representation or warranty of the Master Servicer made in, or in any certificate delivered under, the Sale and Servicing Agreement, other than any representation or warranty relating to a Repurchased Receivable, shall prove to have been incorrect in any material respect as of the time when made and that breach shall continue unremedied for 30 days after written notice of that breach, requiring the same to be remedied, shall have been given to (i) the Master Servicer by the Depositor, the Owner Trustee, the Indenture Trustee or the Insurer or (ii) the Master Servicer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, by the Holders of Certificates evidencing not less than 51% of the Certificate Balance;

            (iv) any failure by the Master Servicer to deliver to the Depositor, the Indenture Trustee, the Owner Trustee, the Insurer and each Rating Agency the Master Servicer Certificate relating to the payment of amounts due to Securityholders beyond the earlier of three Business Days following the date the certificate was due and the Business Day preceding the related Distribution Date;

            (v) the occurrence of an Insolvency Event with respect to the Master Servicer; or

            (vi) so long as IMAC is the Master Servicer, Isuzu Motors Limited no longer directly or indirectly owns 80% or more of the outstanding shares of stock of IMAC;

then, and in each and every case, if a Master Servicer Termination Event or a Trigger Event under the Insurance Agreement shall have occurred and not have been waived and no Insurer Default shall have occurred and be continuing, the Indenture Trustee or, if the Notes have been paid in full, the Owner Trustee, in each case if directed in writing to do so by the Insurer, may terminate all of the rights and obligations (other than the obligations set forth in Section 6.02) of the Master Servicer under this Agreement. If a Master Servicer Termination Event shall have occurred and not have been waived and an Insurer Default shall have occurred and be continuing, either the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Holders of Certificates evidencing not less than 51% of the Certificate Balance) by notice then given in writing to the Depositor, the Master Servicer and the Insurer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) (a "Master Servicer Termination Notice") may terminate all the rights and obligations (other than the obligations set forth in Section 6.02) of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such Successor Master Servicer as may be appointed under Section 7.03; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. In addition, the Master Servicer shall transfer its electronic records relating to the Receivables to the Successor Master Servicer in such electronic form as the Successor Master Servicer may reasonably request. The predecessor Master Servicer shall cooperate with the Successor Master Servicer, the Insurer and the Trustees in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the Successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or have been deposited by the predecessor Master Servicer, in the Accounts or the Certificate Distribution Account or thereafter received with respect to the Receivables and that shall at that time be held by the predecessor Master Servicer. All reasonable costs and expenses (including servicer conversion costs and attorneys' fees) incurred in connection with transfer of the servicing to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses. Any costs or expenses incurred in connection with a Master Servicer Termination Event shall constitute an expense of administration under Title 11 of the United States Bankruptcy Code or any other applicable Federal or State bankruptcy laws. Upon receipt of notice of the occurrence of a Master Servicer Termination Event, the Indenture Trustee shall give notice thereof to the Insurer and each Rating Agency.

     Section 7.02.  Subservicer Termination Events. If any one of the following
                    ------------------------------
events (each, a "Subservicer Termination Event") shall occur and not have been waived on any day:

            (i) any failure by the Subservicer to make any payment, transfer or deposit or to give instructions or notice to the Master Servicer, the Indenture Trustee or the Insurer as required by this Agreement, or to deliver any required reports hereunder on or before the date occurring two Business Days after the date such payment, transfer, deposit, instruction, notice or report is required to be made or given, as the case may be, under the terms of this Agreement;

            (ii) any failure by the Subservicer duly to observe or perform in any material respect any other covenants or agreements of the Subservicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer and the Master Servicer by the Indenture Trustee, the Owner Trustee or the Insurer provided that such 30-day cure period shall be extended for an additional 30 days, with, so long as no Insurer Default shall have occurred and be continuing, the prior written consent of the Insurer, for a total of 60 days, if (i) such default cannot be cured within the initial 30 days, (ii) the Subservicer promptly commences the cure of such default within the initial 30 days and thereafter diligently and continuously prosecutes the cure of such default and (iii) such default is of such nature that it is capable of being cured within 60 days;

            (iii) any representation or warranty of the Subservicer made in, or in any certificate delivered under, the Sale and Servicing Agreement shall prove to have been incorrect in any material respect as of the time when made and that breach shall continue unremedied for 30 days after written notice of that breach, requiring the same to be remedied, shall have been given to (i) the Subservicer and the Master Servicer by the Depositor, the Owner Trustee, the Indenture Trustee or the Insurer or (ii) the Subservicer, the Master Servicer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, by the Holders of Certificates evidencing not less than 51% of the Certificate Balance;

            (iv) the Subservicer fails in any material respect to service the Receivables in accordance with the Credit and Collection Policy;

            (v) the occurrence of an Insolvency Event with respect to the Subservicer; or

            (vi) so long as CITSF is the Subservicer, The CIT Group, Inc. or Tyco International Ltd. no longer directly or indirectly owns 100% of the outstanding shares of stock of CITSF;

then, and in each and every case, if a Subservicer Termination Event or a Subservicer Trigger Event under the Insurance Agreement shall have occurred and not have been waived and no Insurer Default shall have occurred and be continuing, the Indenture Trustee or, if the Notes have been paid in full, the Owner Trustee, in each case if directed in writing to do so by the Insurer, may terminate all of the rights and obligations of the Subservicer as Subservicer under this Agreement. If a Subservicer Termination Event shall have occurred and not have been waived and an Insurer Default shall have occurred and be continuing, either the Indenture Trustee or Holders of Notes evidencing not less than 51% of the Note Balance (or, if the Notes have been paid in full and the Indenture Trustee has been discharged in accordance with its terms, the Holders of Certificates evidencing not less than 51% of the Certificate Balance) by notice given in writing to the Depositor, the Master Servicer, the Subservicer and the Insurer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) (a "Subservicer Termination Notice"), may terminate all of the rights and obligations (other than the obligations set forth in Section 6.02) of the Subservicer under this Agreement. The Subservicer shall pay all reasonable set-up and conversion costs associated with the transfer of servicing rights to the Successor Subservicer.

     Section 7.03.  Appointment of Successor Master Servicer or Successor
                    -----------------------------------------------------
Subservicer.
-----------

     (a) Upon the Master Servicer's or the Subservicer's receipt of notice of termination pursuant to Section 7.01 or Section 7.02 or the Master Servicer's or the Subservicer's resignation pursuant to Section 6.05, the predecessor Master Servicer or the Subservicer, as the case may be, shall continue to perform its functions as Master Servicer or Subservicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Trustees of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and
(ii) the date upon which the predecessor Master Servicer or Subservicer shall become unable to act as Master Servicer or Subservicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Master Servicer's or the Subservicer's termination hereunder, the Indenture Trustee shall appoint a Successor Master Servicer or a Successor Subservicer, as the case may be, acceptable, so long as no Insurer Default shall have occurred and be continuing, to the Insurer, and the Successor Master Servicer or Successor Subservicer shall accept its appointment (including the Successor Master Servicer's appointment as Administrator under the Administration Agreement as set forth in Section 7.03(b)), by a written assumption in form acceptable to the Trustees and the Insurer. In the event that a Successor Master Servicer or a Successor Subservicer has not been appointed at the time when the predecessor Master Servicer or the predecessor Subservicer has ceased to act as Master Servicer or Subservicer, respectively, in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the Successor Master Servicer or the Successor Subservicer, as the case may be, and the Indenture Trustee shall be entitled to receive the Servicing Fee or the Subservicer Fee, as the case may be. Notwithstanding the foregoing, the Indenture Trustee shall, if it shall be legally unable or unwilling so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, with, so long as no Insurer Default shall have occurred and be continuing, the approval of the Insurer, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle receivables, as the successor to the Master Servicer or the Subservicer, as the case may be under this Agreement. In addition upon such appointment the Indenture Trustee may make such arrangements for the compensation of each Successor Master Servicer and Successor Subservicer out of collections in accordance with Section 4.05(d) on or in respect of the Receivables as it and such successor shall agree, which, in no event, shall be greater than that payable to, in the case of the Successor Master Servicer, IMAC as Master Servicer or in the case of the Successor Subservicer, CITSF as Subservicer, without the prior written consent of the Insurer so long as no Insurer Default shall have occurred and be continuing.

     (b) Upon appointment, the Successor Master Servicer or the Successor Subservicer (including the Indenture Trustee acting as Successor Master Servicer or as Successor Subservicer) shall (i) be the successor in all respects to the predecessor Master Servicer or the predecessor Subservicer, as the case may be, and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer or Subservicer, and the Successor Master Servicer shall be entitled to the Servicing Fee and the Successor Subservicer shall be entitled to the Subservicer Fee and all the rights granted to the predecessor Master Servicer or the predecessor Subservicer, as the case may be, by the terms and provisions of this Agreement. The Successor Master Servicer shall become the Administrator pursuant to Section 1.09 of the Administration Agreement.

     Section 7.04. Notification to Insurer, Noteholders, Certificateholders and
                   ------------------------------------------------------------
Rating Agencies. Upon any notice of a Master Servicer Termination Event or a
---------------
Subservicer Termination Event or upon any termination of, or any appointment of a successor to, the Master Servicer or the Subservicer pursuant to this Article, the Indenture Trustee shall give prompt written notice thereof to the Insurer and the Noteholders and the Owner Trustee shall give prompt written notice thereof to the Certificateholders and to the Rating Agencies.

     Section 7.05. Waiver of Past Termination Events. The Holders of Notes
                   ---------------------------------
evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, the Holders of Certificates evidencing not less than 51% of the Certificate Balance may, on behalf of all Noteholders and Certificateholders, as applicable, waive any Master Servicer Termination Event or Subservicer Termination Event and its consequences, except an event resulting from the failure to make any required deposits to or payments from the Collection Account, the Note Distribution Account, the Certificate Distribution Account or the Reserve Fund in accordance with this Agreement; provided, however, that no Master Servicer Termination Event or Subservicer Termination Event shall be waived without the prior written consent of the Insurer, if such waiver would reasonably be expected to have a material adverse effect upon the rights of the Insurer. Notwithstanding the foregoing, so long as no Insurer Default shall have occurred and be continuing, the Insurer may, on behalf of all Securityholders, waive a Master Servicer Termination Event or a Subservicer Termination Event. Upon any such waiver of a Master Servicer Termination Event or Subservicer Termination Event, such event shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right arising therefrom, except to the extent expressly so waived.

                                 ARTICLE EIGHT

                                  TERMINATION

     Section 8.01. Optional Purchase of All Receivables.
                   ------------------------------------

     (a) On the Distribution Date following the last day of any Collection Period as of which the Pool Balance is 10% or less of the Cutoff Date Pool Balance, the Master Servicer shall have the option to purchase the Trust Estate, other than the Accounts and the Certificate Distribution Account. To exercise such option, on the related Deposit Date the Master Servicer shall deposit pursuant to Section 4.04(a) in the Collection Account an amount equal to the aggregate Repurchase Payments for the Receivables (including Defaulted Receivables), plus the appraised value of any such other property held by the Issuer other than the Accounts and the Certificate Distribution Account, such value to be determined by an appraiser mutually agreed upon by the Master Servicer, the Issuer and the Trustees, and shall succeed to all interests in and to the Issuer. Notwithstanding the foregoing, the Master Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to this Section is at least equal to the sum of the Note Balance plus all accrued but unpaid interest (including any overdue interest) on the Notes plus the Certificate Balance plus all accrued but unpaid interest (including any overdue interest) on the Certificates plus all amounts due to the Insurer under the Insurance Agreement and the other Basic Documents. Upon such payment, the Master Servicer shall succeed to and own all interests in and to the Issuer. The aggregate Repurchase Payment for such Distribution Date, plus, to the extent necessary, all amounts in the Reserve Fund, shall be used to make payments in full to the Noteholders, the Certificateholders and the Insurer in the manner set forth in Article Four. The Master Servicer shall notify the Owner Trustee, the Indenture Trustee, the Subservicer, the Insurer and the Depositor of its exercise of the option hereunder no later than 20 days prior to the related Distribution Date.

     (b) If, at the time the Master Servicer exercises its purchase option hereunder, the Master Servicer's long-term unsecured debt has a rating lower than investment grade by the Rating Agencies, the Master Servicer shall deliver to the Depositor, the Insurer, the Owner Trustee and the Indenture Trustee on such Distribution Date (i) a letter from an Independent investment bank or an Independent public accountant to the effect that the price paid by the Master Servicer for the Receivables at the time of transfer pursuant to such purchase option represented a fair market price for such Receivables or (ii) a letter from the Rating Agencies to the effect that no such letter is required.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Indenture Trustee shall continue to carry out its obligations hereunder with respect to the Certificateholders, including making distributions from the Collection Account in accordance with Section 4.05(d), making withdrawals from the Reserve Fund in accordance with Sections 4.05(b) and 4.06 and submitting claims for payment under the Insurance Policy in accordance with the terms thereof.

                                 ARTICLE NINE

                                 MISCELLANEOUS

     Section 9.01. Amendment.
                   ---------

     (a) This Agreement may be amended by the Depositor, the Master Servicer, the Subservicer and the Issuer, with the consent of the Indenture Trustee and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, but without the consent of any Securityholders, (i) to cure any ambiguity, to correct or supplement any provision in this Agreement which may be inconsistent with any other provision of this Agreement, to add, change or eliminate any other provision of this Agreement with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement or (ii) to change the formula for determining the Required Reserve Fund Balance, the manner in which the Reserve Fund is funded or to amend or modify any provisions of this Agreement relating to the remittance schedule with respect to collections deposited into the Collection Account pursuant to Section 4.03; provided, however, that (i) any such action shall not, as evidenced by an Opinion of Counsel delivered to the Insurer, adversely affect in any material respect the interests of any Securityholder and the Opinion of Counsel shall include an opinion to the effect that such amendment will not cause the Issuer to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have a material adverse impact on the federal income taxation of any Outstanding Notes or Outstanding Certificates or any Noteholder, Certificateholder or the Insurer, (ii) in connection with any amendment pursuant to clause (ii) above, the Master Servicer shall deliver to the Trustees a letter from each Rating Agency to the effect that such amendment will not cause its then-current rating on any Securities to be qualified, reduced or withdrawn and (iii) no such amendment will be permitted without the consent of the Insurer if such amendment would reasonably be expected to materially adversely affect the interests of the Insurer.

     (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Subservicer and the Issuer, with the consent of the Indenture Trustee and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, the consent of the Holders of Notes evidencing not less than a majority of the Note Balance or, if the Notes have been paid in full, with the consent of the Owner Trustee, the consent of the Holders (as defined in the Trust Agreement) evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) except as otherwise provided in Section 9.01(a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the Receivables or distributions that shall be required to be made for the benefit of the Securityholders, (ii) reduce the aforesaid percentages of the Note Balance or the Certificate Balance, the consent of the Holders of which is required for any such amendment, without the consent of all of the Securityholders and (iii) be permitted without the consent of the Insurer if such amendment would reasonably be expected to materially adversely affect the interests of the Insurer.

     (c) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Insurer and each Rating Agency. It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may require.

     (d) Prior to the execution of any amendment to this Agreement, the Trustees and the Insurer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.02(i)(i). The Trustees may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     Section 9.02. Protection of Title to Issuer.
                   -----------------------------

     (a) The Depositor or the Master Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Trustees and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Depositor nor the Master Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with
Section 9.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustees and the Insurer at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements or such new financing statements as may be necessary to continue the perfection of the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders and the Insurer in the Receivables and the proceeds thereof

     (c) Each of the Seller, the Depositor, the Master Servicer and the Subservicer shall give the Trustees at least 60 days' prior written notice of any change in its jurisdiction of incorporation or organization or any relocation of its principal executive office if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Master Servicer and the Subservicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States.

     (d) The Master Servicer and the Subservicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Accounts and held by the Servicer in respect of such Receivable.

     (e) The Master Servicer and the Subservicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Master Servicer's and the Subservicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Master Servicer's and the Subservicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Depositor or the Master Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Depositor and the Master Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Master Servicer and the Subservicer shall permit the Insurer and the Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Master Servicer's or Subservicer's records regarding any Receivable.

     (h) If the Seller has repurchased one or more Receivables from the Issuer pursuant to Section 2.04 or the Master Servicer has purchased one or more Receivables from the Issuer pursuant to Section 3.07, the Master Servicer shall, upon request, furnish to the Owner Trustee, the Insurer or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Issuer, together with a reconciliation of such list to the Receivables Schedule and to each of the Master Servicer's Certificates furnished before such request indicating removal of Receivables from the Issuer.

     (i) The Master Servicer shall deliver to the Trustees and the Insurer:

         (i) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Depositor or the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

         (ii) within 90 days after the beginning of each fiscal year of the Issuer beginning with the first fiscal year beginning more than three months after the Cutoff

     Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Depositor or the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) The Depositor shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or
Section 12(g) of the Exchange Act within the time periods specified in such sections.

     Section 9.03. Notices. All demands, notices and communications under this
                   -------
Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of (i) the Depositor, to PASS, in care of First Union Corporation, 707 Third Street, West Sacramento, California 95605, Attention:
General Counsel, (ii) the Master Servicer or the Seller, to Isuzu Motors Acceptance Corporation, 6722 Orangethorpe Avenue, Suite 100, Buena Park, California 90622-5005, Attention: Treasury Department, (iii) the Subservicer, to The CIT Sales/Financing, Inc., 650 CIT Drive, Livingston, New Jersey 03108,
Attention: Senior Vice President, with a copy to 999 N.W. Grand Boulevard, Suite 600, Oklahoma City, Oklahoma 73118, Attention: Senior Vice President, (iv) the Issuer or the Owner Trustee, at the Corporate Trust Office (as such term is defined in the Trust Agreement), (v) the Indenture Trustee, at the Corporate Trust Office (as such term is herein defined), Attention: Corporate Trust Administration Department, (vi) the Insurer, to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance, (vii) Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (viii) Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 43rd Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department or (ix) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 9.04. Assignment.
                   ----------

     (a) Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section or as provided in Sections 5.03, 6.03 and 6.05, this Agreement may not be assigned by the Seller, the Depositor, the Master Servicer or the Subservicer without the prior written consent of the Insurer and Holders of Notes evidencing not less than a majority of the Note Balance and Holders of Certificates evidencing not less than a majority of the Certificate Balance.

     (b) The Depositor hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the

Indenture for the benefit of the Noteholders and the Insurer of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     Section 9.05. Limitations on Rights of Others. The provisions of this
                   -------------------------------
Agreement are solely for the benefit of the Depositor, the Master Servicer, the Subservicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee, the Noteholders and the Insurer, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. The Owner Trustee is a third-party beneficiary of Sections
2.08 and 6.02 of this Agreement and is entitled to the rights and benefits thereof and may enforce the provisions as if it were a party hereto.

     Section 9.06. Severability. If any one or more of the covenants,
                   ------------
agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 9.07. Further Assurances. The Depositor, the Seller, the Master
                   ------------------
Servicer, the Subservicer and the Issuer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

     Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no
                   ------------------------------
delay in exercising, on the part of the Depositor, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 9.09. Separate Counterparts. This Agreement may be executed by the
                   ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.10. Headings. The headings of the various Articles and Sections
                   --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 9.11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND

REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.12. Nonpetition Covenants. Notwithstanding any prior termination
                   ---------------------
of this Agreement, the Owner Trustee, the Indenture Trustee, the Issuer, the Master Servicer and the Subservicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

     Section 9.13. Limitation of Liability of Owner Trustee and Indenture
                   ------------------------------------------------------
Trustee.
-------

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Owner Trustee not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by the Indenture Trustee, not in its individual capacity but solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     Section 9.14. Insurer Defense Costs. Each of the Issuer, the
                        ---------------------
Depositor, the Seller, the Master Servicer and the Subservicer acknowledges
Section 4.06 of the Trust Agreement and agrees that the Issuer shall reimburse the Insurer for all Insurer Defense Costs pursuant to Section 4.05(d) of this Agreement and Section 2.07(a) of the Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                            ISUZU AUTO OWNER TRUST 2001-1

                            By: WILMINGTON TRUST COMPANY, not in
                                its individual capacity but solely as
                                Owner Trustee on behalf of the Issuer



                            By: /s/ Patricia A. Evans
                                ----------------------------------------------
                                                 Patricia A. Evans
                                         Senior Financial Services Officer

                            POOLED AUTO SECURITIES SHELF LLC,
                             as Depositor



                            By: /s/ John A. Foxgrover
                                ----------------------------------------------
                                                 John A. Foxgrover
                                                   Vice President

                            ISUZU MOTORS ACCEPTANCE
                              CORPORATION,
                              as Master Servicer and Seller



                            By: /s/ Katsumi Masuda
                                ----------------------------------------------
                                                 Katsumi Masuda
                                                    President

                            THE CIT GROUP/SALES FINANCING, INC.,
                              as Subservicer




                            By: /s/ Lee Daniells
                                ----------------------------------------------
                                                 Lee Daniells
                                                Vice President

Acknowledged and accepted as of the day
and year first above written:

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By: /s/ Nancie J.T. Arvin
    ------------------------------------------
               Nancie J.T. Arvin
                Vice President

                                                                      SCHEDULE A

                             RECEIVABLES SCHEDULE

Delivered to the Insurer, the Owner Trustee and Indenture Trustee on the Closing Date.

                                                                      SCHEDULE B

                         LOCATION OF RECEIVABLE FILES

The CIT Group/Sales Financing, Inc.
Service Center
294 Quadrum, Building C
Oklahoma City, Oklahoma 73108-2090

                                                                      SCHEDULE C

                             SERVICING ACTIVITIES

     In accordance with this Agreement and the Credit and Collection Policy and except as otherwise instructed by the Master Servicer in writing, the Subservicer shall, on behalf of the Issuer, perform all necessary servicing functions for the servicing, administration and collection of Receivables, including the duties and responsibilities set forth below:

     1.   General Duties. The Subservicer shall perform the following general
          --------------
services:

               (a)  Late Payment and Servicing. If payment of the amount due is
                    --------------------------
     not received from an Obligor within 10 days following the date such payment is due under a Receivable, the Subservicer shall contact such Obligor to effect collection and to resolve delinquencies by lawful means, including, but not limited to, the following:

                    (i) attempting to contact the Obligor by telephone to encourage payment;

                    (ii)   mailing of past due notices as necessary;

                    (iii)  preparation and mailing of collection letters;

                    (iv) mailing reminder notices to the Obligor as deemed necessary;

                    (v)    using skip tracing techniques to locate a missing
               Obligor;

                    (vi)   calling directly on the Obligor;

                    (vii) identifying and taking action on reasonable alternatives to avoid or minimize losses; and

                    (viii) initiating all steps leading to termination or
               foreclosure actions deemed necessary, including sending legally required notices of default.

               (b)  Extensions. Subject to Section 3.03 of the Agreement, the
                    ----------
     Subservicer may grant an extension (Monthly Payment deferrals) to an Obligor having temporary cash flow problems. The Subservicer will exercise care in offering extensions so as not to defer obvious losses.

               (c)  Payoffs. The Subservicer shall process payoffs by quoting
                    -------
     amounts due, accepting payoff amounts, stamping Receivable documents "Paid" and returning them to the Obligors, and arranging for the certificates of title to be released for return to the Obligors or designated persons authorized to pay off the Receivables.

               (d)  Insurance Claims. Filing and processing of insurance claims.
                    ----------------

               (e)  Bankruptcy. Filing claims in bankruptcy proceedings.
                    ----------

               (f)  Credit Reporting. (i) Report accounts to credit bureaus and
                    ----------------
     (ii) respond to credit rating inquiries.

     2.   Insurer Instruction. Notwithstanding anything in the Agreement to the
          -------------------
contrary, if the Insurer shall direct the Subservicer with respect to the manner or procedure of the performance of any of the duties of the Subservicer under the Agreement, the Subservicer shall promptly notify the Issuer and the Master Servicer before complying with such direction.

     3.   Obligor Privacy. The Subservicer shall use its best efforts to
          ---------------
maintain the privacy of Obligors and applicants.

     4.   Reports. The Subservicer shall provide reports as set forth in the
          -------
Servicing Agreement.

                                                                      SCHEDULE D

                         CREDIT AND COLLECTION POLICY

                                 (See Attached)

                                                                      SCHEDULE E

                   YIELD SUPPLEMENT COLLATERALIZATION AMOUNT

     The Yield Supplement Overcollateralization Amount on any Distribution Date will be the amount specified below:

Closing Date                  $51,194,480.94               January             2004       $8,361,637.80
June                2001      $49,310,265.09               February            2004       $7,637,714.76
July                2001      $47,459,215.21               March               2004       $6,952,693.41
August              2001      $45,641,315.75               April               2004       $6,306,776.06
September           2001      $43,856,816.78               May                 2004       $5,699,529.90
October             2001      $42,105,935.00               June                2004       $5,130,207.50
November            2001      $40,388,930.13               July                2004       $4,597,984.25
December            2001      $38,706,036.31               August              2004       $4,102,639.21
January             2002      $37,057,517.06               September           2004       $3,644,214.32
February            2002      $35,443,607.93               October             2004       $3,222,534.68
March               2002      $33,864,576.89               November            2004       $2,835,758.01
April               2002      $32,320,657.85               December            2004       $2,480,501.21
May                 2002      $30,812,113.63               January             2005       $2,153,165.79
June                2002      $29,339,188.15               February            2005       $1,851,980.17
July                2002      $27,902,082.28               March               2005       $1,576,594.38
August              2002      $26,501,030.89               April               2005       $1,326,602.81
September           2002      $25,136,165.93               May                 2005       $1,101,514.97
October             2002      $23,807,669.46               June                2005       $  900,645.45
November            2002      $22,515,701.19               July                2005       $  723,484.34
December            2002      $21,260,497.47               August              2005       $  569,824.77
January             2003      $20,042,323.84               September           2005       $  439,291.21
February            2003      $18,861,357.12               October             2005       $  330,919.16
March               2003      $17,717,692.88               November            2005       $  242,461.25
April               2003      $16,611,361.05               December            2005       $  170,542.09
May                 2003      $15,542,469.74               January             2006       $  112,542.82
June                2003      $14,511,138.44               February            2006       $   66,876.36
July                2003      $13,517,538.69               March               2006       $   33,115.20
August              2003      $12,561,982.61               April               2006       $   10,923.83
September           2003      $11,644,721.17               May                 2006       $      204.02
October             2003      $10,765,943.71               June                2006       $       15.21
November            2003      $ 9,925,832.89               July                2006       $        8.06
December            2003      $ 9,124,364.49               August              2006       $        2.84

                                                                      SCHEDULE F

                                SUBSERVICER FEE


     1.   Monthly Payments. During the initial and any extended term of this
          ----------------
Agreement, the Subservicer shall invoice the Master Servicer for the following sums within ten Business Days following the end of each calendar month, and the Master Servicer shall pay the Subservicer the following sums within 20 Business Days following the end of each calendar month:

          (a)  In connection with Light Vehicle Receivables:

               (i) Monthly Servicing Fee: $9.50 per Receivable serviced during the preceding calendar month.

          (b)  In connection with Commercial Vehicle Receivables:

               (i) Monthly Servicing Fee: $15 per Receivable serviced during the preceding calendar month; and

               (ii) Delinquent Account Fees: $6 per Receivable 15 through 29 days delinquent as of the last day of the preceding month. $12 per Receivable 30 through 59 days delinquent as of the last day of the preceding month.

     2.   Minimum Monthly Payments. Notwithstanding anything to the contrary in
          ------------------------
Section 1 of this Schedule F, the Master Servicer shall pay the Subservicer the minimum monthly payments (the "Minimum Monthly Payments") of $17,000 in the event that (and in lieu of) the total amounts payable by the Master Servicer to the Subservicer pursuant to Section 1 of this Schedule F and in connection with any servicing of any kind performed by CITSF for IMAC in the aggregate in a particular calendar month fails to generate such minimum amounts.

     3.   Reimbursement of Expenses. The Subservicer shall be responsible for
          -------------------------
all costs and expenses incurred in connection with the performance of its Servicing Duties hereunder, except that the Master Servicer shall reimburse the Subservicer in accordance with the terms of the Sale and Servicing Agreement and for the following out-of-pocket expenses actually and reasonably incurred by the
Subservicer:

               (a) customary and necessary repossession expenses incurred in accordance with the Credit and Collection Policy and attributable to the transportation, repair, care, custody, control and resale of repossessed Light Vehicles and Commercial Vehicles, including, but not limited to, unpaid personal property taxes and lot rent;

               (b) all initial, renewal and examination fees incurred in connection with any sales finance, motor vehicle sales finance or business licenses required by any state, county, municipality or other governmental unit and which the Subservicer is obligated to maintain solely as a result of the performance of its Servicing Duties hereunder; and

            (c) expenses of counsel incurred in connection with the enforcement of Receivables after default (including during any bankruptcy proceedings) together with court costs incurred in connection therewith: notwithstanding the foregoing, the Subservicer shall not incur and the Master Servicer shall not be obligated to reimburse more than $1,200 for such expenses and costs in connection with any Receivable without the express prior written consent of the Master Servicer; and

     4. The fees set forth herein shall be subject to an annual adjustment beginning on the anniversary date of this Agreement. Each such fee shall be increased by an amount equal to the annual consumer price index.

                                                                       EXHIBIT A

               FORM OF DISTRIBUTION STATEMENT TO SECURITYHOLDERS

Isuzu Auto Owner Trust 2001-1
Note Principal Distributable Amount                                                  $___________________
  Class A-1 Notes:                  $       per $1,000 original principal amount
  Class A-2 Notes:                  $       per $1,000 original principal amount
  Class A-3 Notes:                  $       per $1,000 original principal amount
  Class A-4 Notes:                  $       per $1,000 original principal amount

Note Interest Distributable Amount                                                   $___________________
  Class A-1 Notes:                  $       per $1,000 original principal amount
  Class A-2 Notes:                  $       per $1,000 original principal amount
  Class A-3 Notes:                  $       per $1,000 original principal amount
  Class A-4 Notes:                  $       per $1,000 original principal amount


Certificate Principal Distributable Amount (per $1,000 original principal amount)    $___________________

Certificate Interest Distributable Amount (per $1,000 original principal amount)     $___________________

Available Collections                                                                $___________________
  Available Interest                                                                 $___________________
  Available Principal                                                                $___________________

Available Funds                                                                      $___________________

Note Distributable Amount                                                            $___________________

Certificate Distributable Amount                                                     $___________________

Pool Balance as of the close of business on the last day of the Collection
Period                                                                               $___________________
  (per $1,000 original principal amount)

Note Pool Factor                                                                     $___________________
  Class A-1 Notes:                                                                   $___________________
  Class A-2 Notes:                                                                   $___________________
  Class A-3 Notes:                                                                   $___________________
  Class A-4 Notes:                                                                   $___________________

Certificate Pool Factor                                                              $___________________

Note Balance                                                                         $___________________
  Class A-1 Notes:                                                                   $___________________
  Class A-2 Notes:                                                                   $___________________
  Class A-3 Notes:                                                                   $___________________
  Class A-4 Notes:                                                                   $___________________

Certificate Balance                                                                  $___________________

Reserve Fund Amount                                                                  $___________________
  change from immediately preceding Distribution Date                                $___________________

Reserve Fund Draw Amount                                                             $___________________

Servicing Fee                                                                        $___________________

Subservicer Fee                                                                      $___________________

Insurance Premium (s) Due                                                            $___________________
     Current Amount Due                                                              $___________________
     Overdue Premiums                                                                $___________________

Unreimbursed Insurance Payments                                                      $___________________
     Current Amount Due                                                              $___________________
     Accrued Interest                                                                $___________________

Insurance Payment Amount                                                             $___________________
     (sum of Insurance Premiums Due and Unreimbursed Insurance Payments)

Required Payment Amount                                                              $___________________

Aggregate Amount of Defaulted Receivables                                            $___________________

Aggregate Repurchase Amount of Repurchased Receivables                               $___________________

Trust Fees and Expenses                                                              $___________________

Repurchase Payments                                                                  $___________________

Net Losses on the Receivables                                                        $___________________

Aggregate Principal Balance of Receivables                                           $___________________
     31 to 60 days past due (No. of Receivables ____)                                $________________
     61 to 90 days past due (No. of Receivables ____)                                $________________
     91 or more days past due (No. of Receivables ____)                              $________________

                                                                       EXHIBIT B
                     FORM OF MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation

________________________________________________________________________________

                         Isuzu Auto Owner Trust 2001-1

________________________________________________________________________________

Collection Period                                                                           ___________________
Determination Date                                                                          ___________________
Distribution Date                                                                           ___________________

  1.    Pool Balance as of the close of business on the last day of the Collection Period   $__________________
        (per $1,000 original principal amount)

  2.    Note Balance
        a.        Class A-1 Notes                                                           $
        b.        Class A-2 Notes                                                           $
        c.        Class A-3 Notes                                                           $
        d.        Class A-4 Notes                                                           $

  3.    Certificate Balance                                                                 $

  4.    Pool Factors
        a.        Class A-1 Notes
        b.        Class A-2 Notes
        c.        Class A-3 Notes
        d.        Class A-4 Notes
        e.        Certificates

  5.    Available Funds                                                                     $___________________

  6.    Available Collections                                                               $___________________
        a.        Available Interest                                                        $___________________
        b.        Available Principal                                                       $___________________

  7.    Total Servicing Fee                                                                 $___________________
        a.        Servicing Fee                                                             $___________________
        b.        Amount Unpaid from prior months                                           $___________________

  8.    Total Subservicer Fee
        a.        Subservicer Fee                                                           $___________________
        b.        Amount Unpaid from prior months                                           $___________________

  9.    Note Principal Distributable Amount (per $1,000 original principal amount)          $___________________
        a.        Class A-1 Notes (per $1,000 original principal amount)                    $___________________
        b.        Class A-2 Notes (per $1,000 original principal amount)                    $___________________
        c.        Class A-3 Notes per $1,000 original principal amount)                     $___________________
        d.        Class A-4 Notes (per $1,000 original principal amount)                    $___________________

 10.    Note Interest Distributable Amount (per $1,000 original principal amount)           $___________________
        a.        Class A-1 Notes (per $1,000 original principal amount)                    $___________________
        b.        Class A-2 Notes (per $1,000 original principal amount)                    $___________________
        c.        Class A-3 Notes (per $1,000 original principal amount)                    $___________________
        d.        Class A-4 Notes (per $1,000 original principal amount)                    $___________________

11.  Note Distributable Amount (per $1,000 original principal amount)                                           $___________________

12.  Certificate Principal Distributable Amount (per $1,000 original principal amount)                          $___________________

13.  Certificate Interest Distributable Amount (per $1,000 original principal amount)                           $___________________

14.  Certificate Distributable Amount (per $1,000 original principal amount)                                    $___________________

15.  Insurance Premium(s) Due
     a.        Current Amount Due                                                                               $___________________
     b.        Overdue Premiums                                                                                 $___________________

16.  Unreimbursed Insurance Payments
     a.        Current Amount Due                                                                               $___________________
     b.        Accrued Interest                                                                                 $___________________

17.  Insurance Payment Amount (sum of Line 15 + Line 16)                                                        $___________________

18.  Required Payment Amount                                                                                    $___________________

19.  Reserve Fund Amount                                                                                        $___________________
     Change from immediately preceding Distribution Date                                                        $___________________

20.  Reserve Fund Draw Amount                                                                                   $___________________

21.  The lesser of:   (a or b)
     a.        The amount, if any, by which the sum of the Required Payment Amount for the
               Distribution Date plus the Insurance Payment Amount for the Distribution Date
               exceeds Available Collections for such Distribution Date                                         $___________________
     b.        The Reserve Fund Amount for such Distribution Date (before giving effect to any
               deposits to or withdrawals from the Reserve Fun on the related Distribution Date)                $___________________

22.  The amount by which the Required Payment Amount exceeds the sum of Available Collections
     plus the Reserve Fund Draw Amount:                                                                         $___________________

23.  Reserve Fund Amount                                                                                        $___________________

24.  The amount by which the Required Reserve Fund Balance exceeds the Reserve
     Fund Amount                                                                                                $___________________

25.  Aggregate Amount of Defaulted Receivables                                                                  $___________________
     Account No. ___                                                                                            $___________________

26.  Aggregate Repurchase Amount of Repurchased Receivables                                                     $___________________
     Account No. ___                                                                                            $___________________

27.  Trust Fees and Expenses                                                                                    $___________________

28.  Repurchase Payments                                                                                        $___________________

29.  Net Losses on the Receivables                                                                              $___________________

30.  Aggregate Principal Balance of Receivables                                                                 $___________________
     a.        31 to 60 days past due (No. of Receivables ____)                                                 $___________________
     b.        61 to 90 days past due (No. of Receivables ____)                                                 $___________________
     c.        91 or more days past due (No. of Receivables ____)                                               $___________________

 Instructions to the Indenture Trustee
 -------------------------------------

 From the Collections Account:

1.   To the Master Servicer                                $___________________

2.   To the Subservicer                                    $___________________

3.   To the Note Distribution Account                      $___________________

4.   To the Certificate Distribution Account               $___________________

5.   To the Insurer                                        $___________________

5.   To the Reserve Fund                                   $___________________

6.   To the Subservicer                                    $___________________

7.   To the Seller                                         $___________________

From the Note Distribution Account:

1.   To the Class-1 Noteholders                            $___________________

2.   To the Class-2 Noteholders                            $___________________

3.   To the Class-3 Noteholders                            $___________________

4.   To the Class-4 Noteholders                            $___________________

From the Certificate Distribution Account:

1.   To the Certificateholders                             $___________________

From the Reserve Fund:

1.  To the Collections Account                             $___________________

2.   To the Seller                                         $___________________

3.   To the Insurer                                        $___________________

                                                                       EXHIBIT C

                  CERTIFICATE OF TITLE/LIEN EXCEPTION REPORT

                           Status of Title Documents

     The Master Servicer certifies that, as of the date hereof, the Subservicer has produced a file listing the status of the Title Documents relating to each Receivable pursuant to Section 2.05 of the Sale and Servicing Agreement, dated as of April 1, 2001, among Isuzu Auto Owner Trust 2001-1, as Issuer, Pooled Auto Securities Shelf LLC, as Depositor, Isuzu Motors Acceptance Corporation, as Seller and Master Servicer, and The CIT Group/Sales Financing, Inc., as Subservicer (the "Sale and Servicing Agreement"), and has identified in the exception listing below the following Title Document exceptions (including missing Title Documents or Title Documents that have been received but do not list the Seller as the secured party and holder of a first priority security interest in the related Financed Vehicle).

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

     IN WITNESS WHEREOF, ______________________ has caused this certificate to be executed by its duly authorized officer as of this ____ day of _______________________, 2001.


                                   ISUZU MOTORS ACCEPTANCE CORPORATION



                                   By:  ______________________________________
                                        Name:
                                        Title



[Certification at August 2001 Distribution Date]
[Final Certification at November 2001 Distribution Date]

Exception Listing

                           Original
            Obligor        Amount         Principal     Accrued     Repurchase
Loan #      Name           Financed       Balance*      Interest*   Payment*


*For final certification only

                                      C-1